SEGALL BRYANT & HAMILL TRUST

Statement of Additional Information

for

Fund	Ticker
SEGALL BRYANT & HAMILL SELECT EQUITY ETF	USSE

August 25, 2023, as amended September 13, 2023

This Statement of Additional Information (“SAI”) is meant to be read in conjunction with the Fund’s prospectus dated August 25, 2023, as the same is revised from time to time (the “Prospectus”), and is incorporated by reference in its entirety into the Prospectus for the Segall Bryant & Hamill Select Equity ETF. Because this SAI is not itself a prospectus, no investment in shares of the Fund should be made solely based upon the information contained herein. Copies of the Fund’s Prospectus may be obtained by calling (800) 836-4265 or by writing Northern Lights Distributors, LLC (“NLD”) at Segall Bryant & Hamill Funds, P.O. Box 46707, Cincinnati, Ohio 45246-0707.

Primary Listing Exchange for the Fund: NYSE Arca

Series of

SEGALL BRYANT & HAMILL TRUST

225 Pictoria Drive, Suite 450

Cincinnati, Ohio 45246

Table of Contents

Page

THE TRUST	1
INVESTMENT LIMITATIONS	1
TYPES OF INVESTMENTS AND OTHER RISKS	3
PORTFOLIO TURNOVER & BROKERAGE	13
NET ASSET VALUE	14
ADDITIONAL PURCHASE AND REDEMPTION INFORMATION	15
ADDITIONAL tAX INFORMATION	20
MANAGEMENT OF THE FUND	30
CUSTODIAN AND TRANSFER AGENT	39
PORTFOLIO MANAGERS	39
EXPENSES	40
DISCLOSURE OF FUND PORTFOLIO HOLDINGS	40
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND FINANCIAL STATEMENTS	41
COUNSEL	41
CODES OF ETHICS	41
PROXY VOTING POLICIES AND PROCEDURES	41
ADDITIONAL INFORMATION ON PERFORMANCE CALCULATIONS	41
MISCELLANEOUS	41
Appendix A Summary of Segall Bryant & Hamill, LLC’s Proxy Voting Policy	A-1

THE TRUST

The Segall Bryant & Hamill Trust (the “Trust”) is a Massachusetts business trust which was organized on December 10, 1985 as an open-end management investment company. The Trust’s predecessor was originally incorporated in Maryland on January 11, 1982. In addition to the ETF offered under this SAI, there are fourteen other series under the Trust.

The Fund issues and redeems shares solely to certain financial institutions such as registered broker-dealers and banks that have entered into agreements with the Fund’s distributor (“Authorized Participants” or “APs”) on a continuous basis at net asset value per share (“NAV”) in aggregations of a specified number of shares called “Creation Units.” Creation Units generally are issued in exchange for a basket of securities (“Deposit Securities”), together with the deposit of a specified cash payment (“Balancing Amount”). Shares are not individually redeemable, but are redeemable only in Creation Unit aggregations, and generally in exchange for portfolio securities and a specified cash payment. A Creation Unit of the Fund consists of a block of 10,000 shares.

Shares are listed and traded on NYSE Arca, Inc. (“NYSE Arca” or the “Exchange”). Shares trade in the secondary market at market prices that may differ from the shares’ NAV. Other than Authorized Participants, investors will not be able to purchase or redeem shares directly with or from the Fund. Instead, most investors will buy and sell shares in the secondary market through a broker.

Each share of a series represents an equal proportionate interest in the assets and liabilities belonging to that series with each other share of that series and is entitled to such dividends and distributions out of income belonging to the series as are declared by the Board. Each share has the same voting and other rights and preferences as any other shares of any series of the Trust with respect to matters that affect the Trust as a whole. The shares do not have cumulative voting rights or any preemptive or conversion rights, and the Board has the authority from time to time to divide or combine the shares of any series into a greater or lesser number of shares of that series so long as the proportionate beneficial interest in the assets belonging to that series and the rights of shares of any other series are in no way affected. The Fund currently offers only one class of shares. In case of any liquidation of a series, the holders of shares of the series being liquidated will be entitled to receive as a class a distribution out of the assets, net of the liabilities, belonging to that series. Expenses attributable to any series are borne by that series. Any general expenses of the Trust not readily identifiable as belonging to a particular series are allocated by or under the direction of the Board in such manner as the Board determines to be fair and equitable. No shareholder is liable to further calls or to assessment by the Trust without his or her express consent.

For information concerning the purchase and sale of shares of the Fund, see “How to Buy and Sell Shares” in the Fund’s Prospectus and in this SAI. For a description of the methods used to determine the share price and value of the Fund’s assets, see “Determination of Net Asset Value” in the Fund’s Prospectus and in this SAI.

The performance of the Fund may be compared in publications to the performance of various indices and investments for which reliable performance data is available. The performance of the Fund may be compared in publications to averages, performance rankings, or other information prepared by recognized investment company statistical services. The Fund’s annual report, when available, will contain additional performance information and will be made available to investors upon request and without charge.

INVESTMENT LIMITATIONS

The Fund is a non-diversified portfolio of the Trust for the purposes of the Investment Company Act of 1940, as amended (the “1940 Act”).

The Prospectus for the Fund describes the Fund’s investment objectives. The following information supplements and should be read in conjunction with the description of the investment objectives, principal strategies and principal risks of the Fund in the Prospectus.

The following investment limitations are “fundamental” limitations, unless otherwise noted, which means the Fund may not change any of them without the approval of a majority of the holders of the Fund’s outstanding shares (as defined under “Miscellaneous” below). Unless expressly stated in the Prospectus or the SAI, the other investment restrictions contained in the Prospectus or SAI are not fundamental limitations.

With the exceptions noted below, the Fund may not:

1. Purchase or sell real estate, except to the fullest extent permitted by the 1940 Act, the rules and regulations thereunder or applicable orders of the SEC, and any applicable exemptive relief, as such statute, rules, regulations, or orders may be amended from time to time. The Fund may also purchase and sell securities of issuers that deal in real estate and may purchase and sell securities that are secured by interests in real estate.

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2. Act as an underwriter of another company’s securities, except to the extent that the Fund may be deemed an underwriter within the meaning of the Securities Act of 1933, as amended (the “1933 Act” or “Securities Act”) in connection with the purchase and sale of securities owned by the Fund.

3. Borrow money or issue senior securities, except to the fullest extent permitted by the 1940 Act, the rules and regulations thereunder or applicable orders of the SEC, and any applicable exemptive relief, as such statute, rules, regulations, or orders may be amended from time to time.

4. Make loans, except to the fullest extent permitted by the 1940 Act, the rules and regulations thereunder or applicable orders of the SEC, and any applicable exemptive relief, as such statute, rules, regulations and orders may be amended from time to time.

5. Purchase or sell commodities, commodities contracts, futures contracts, options or forward contracts, except to the fullest extent permitted by the 1940 Act, the rules or regulations thereunder or applicable orders of the SEC, and any applicable exemptive relief, as such statute, rules, regulations or orders may be amended from time to time.

6. Concentrate investments in a particular industry or group of industries as concentration is defined under the 1940 Act, the rules or regulations thereunder or applicable orders of the SEC, and any applicable exemptive relief, as such statute, rules, regulations or orders may be amended from time to time.

For the purposes of limitation No. 4, permissible lending activities include the lending of portfolio securities subject to and in accordance with policies adopted by the Board of Trustees.

For the purposes of limitation No. 5, all swap agreements and other derivative investments that were not classified as commodities or commodity contracts prior to the adoption of the Dodd-Frank Wall Street Reform and Consumer Protection Act are not deemed to be commodities or commodity contracts.

For the purposes of limitation No. 6, the Trust currently intends to use the industry classifications utilized by Segall Bryant & Hamill, LLC (the “Adviser”) within the investment team’s portfolio management processes. The use of any particular classification system is not a fundamental policy of the Fund. In light of the current state of these regulatory requirements, the Fund does not concentrate 25% or more of its total assets in any particular industry or group.

Where a security is guaranteed by a governmental entity or some other facility, such as a bank guarantee or letter of credit, such a guarantee or letter of credit would be considered a separate security and would be treated as an issue of such government, other entity or bank. Where a security is insured by bond insurance, it shall not be considered a security issued or guaranteed by the insurer; instead the issuer of such security will be determined in accordance with the principles set forth above. The foregoing restrictions do not limit the percentage of the Fund’s assets that may be invested in securities insured by any single insurer.

If a percentage limitation or other statistical requirement is met at the time the Fund makes an investment, a later change in the percentage because of a change in the value of the Fund’s portfolio securities generally will not constitute a violation, except for the limits on borrowing and illiquid investments.

As a non-fundamental policy, the Fund may not borrow money or issue senior securities, except that the Fund may borrow from banks and enter into reverse repurchase agreements for temporary purposes in amounts up to 10% of the value of its total assets at the time of such borrowing; or mortgage, pledge or hypothecate any assets, except in connection with any such borrowing and in amounts not in excess of the lesser of the dollar amounts borrowed or 10% of the value of the Fund’s total assets at the time of such borrowing. The Fund will not purchase securities while its borrowings (including reverse repurchase agreements) in excess of 10% of its total assets are outstanding. Securities held in escrow or separate accounts in connection with the Fund’s investment practices described in this SAI or the Prospectus are not deemed to be pledged for purposes of this limitation.

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TYPES OF INVESTMENTS AND OTHER RISKS

The Fund’s principal investment strategies and risks are described in the Fund’s Prospectus. The following details certain types of investments, strategies and certain strategies and non-principal risks that may apply to the Fund. The Fund reserves the right to invest in other types of securities not described herein as long as they are not precluded by policies discussed elsewhere in the Prospectus and/or this SAI.

Asset-Backed Securities

The Fund may purchase asset-backed securities, which are securities backed by installment sale contracts, credit card receivables or other assets. Asset-backed securities are issued by either governmental or non-governmental entities that represent a participation in, or are secured by and payable from, a stream of payments generated by particular assets, most often a pool of assets similar to one another. Primarily, these securities do not have the benefit of the same security interest in the underlying collateral. Payment on asset-backed securities of private issues is typically supported by some form of credit enhancement, such as a letter of credit, surety bond, limited guaranty, subordination, over collateralization or a reserve account. Assets generating such payments will consist of such instruments as motor vehicle installment purchase obligations and credit card receivables. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer laws, many of which have given debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. The Fund may also invest in other types of asset-backed securities that may be available in the future.

The calculation of the average weighted maturity of asset-backed securities is based on estimates of average life. Asset-backed securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in an underlying pool of assets, or as debt instruments, which are also known as collateralized obligations, and are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. Payments of both interest and principal on the securities are typically made monthly, thus in effect “passing through” monthly payments made by the individual borrowers on the assets that underlie the securities, net of any fees paid to the issuer or guarantor of the securities.

In general, the collateral supporting asset-backed securities is of shorter maturity than mortgage-related securities. Like other fixed-income securities, when interest rates rise the value of an asset-backed security generally will decline; however, when interest rates decline, the value of an asset-backed security with prepayment features may not increase as much as that of other fixed-income securities.

Commodity Interests

Rule 4.5 under the Commodity Exchange Act (“CEA”), as amended, exempts an adviser of a fund that invests in “commodity interests” from registration as a “commodity pool operator” (“CPO”) provided that, among other restrictions, the adviser enters into such positions solely for “bona fide hedging purposes” or limits its use of commodity interests for non-bona fide hedging purposes such that (i) the aggregate initial margin and premiums required to establish non-bona fide hedging positions do not exceed 5% of the liquidation value of the fund’s portfolio, or (ii) the aggregate “notional value” of the non-bona fide hedging commodity interests do not exceed 100% of the liquidation value of the fund’s portfolio.

Segall Bryant & Hamill, LLC (the “Adviser”), intends to comply with the requirements of the CEA by at all times either (i) operating the Funds in a manner consistent with the restrictions of Rule 4.5, including filing, if applicable, a notice of eligibility of exemption from registration in accordance with applicable procedures and deadlines, and/or (ii) registering as a CPO with the Commodity Futures Trading Commission (“CFTC”) and the National Futures Association (“NFA”).

Cybersecurity Risk

In connection with the increased use of technologies such as the Internet and the dependence on computer systems to perform necessary business functions, the Fund may be susceptible to operational, information security and related risks due to the possibility of cyber-attacks or other incidents. Cyber incidents may result from deliberate attacks or unintentional events. Cyber-attacks include, but are not limited to, infection by computer viruses or other malicious software code, gaining unauthorized access to systems, networks or devices that are used to service the Fund’s operations through hacking or other means for the purpose of misappropriating assets or sensitive information, corrupting data or causing operational disruption. Cyber-attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks (which can make a website unavailable) on the Fund’s website. In addition, authorized persons could inadvertently or intentionally release confidential or proprietary information stored on the Fund’s systems.

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Cybersecurity failures or breaches by the Fund’s third-party service providers (including, but not limited to, the adviser, distributor, custodian, transfer agent and financial intermediaries) may cause disruptions and impact the service providers’ and the Fund’s business operations, potentially resulting in financial losses, the inability of Fund shareholders to transact business and the mutual funds to process transactions, inability to calculate the Fund’s net asset value, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs and/or additional compliance costs. The Fund and its shareholders could be negatively impacted as a result of successful cyber-attacks against, or security breakdowns of, the Fund or its third-party service providers.

The Fund may incur substantial costs to prevent or address cyber incidents in the future. In addition, there is a possibility that certain risks have not been adequately identified or prepared for. Furthermore, the Fund cannot directly control any cyber security plans and systems put in place by third party service providers. Cyber security risks are also present for issuers of securities in which the Fund invests, which could result in material adverse consequences for such issuers, and may cause the Fund’s investment in such securities to lose value.

Equity Securities

Equity securities generally include common stocks, preferred stocks, securities convertible into common or preferred stocks, warrants to purchase common or preferred stocks and other depositary receipts or foreign equivalents of common or preferred stocks.

Common stocks represent shares of ownership in a company and usually carry voting rights but no guarantee of dividend payments. Preferred stocks generally pay dividends at a specified rate and have preference over common stock in the payment of dividends and liquidation. Preferred stocks generally do not carry voting rights.

Convertible securities are preferred stocks or bonds that pay a fixed dividend or interest payment and are convertible into common stock at a specified price or conversion ratio.

Warrants are securities, typically issued with preferred stock or bonds, which give the holder the right to buy a proportionate amount of common stock at a specified price. The specified price is usually higher than the market price at the time of issuance of the warrant. The right may last for a period of weeks, months or years or indefinitely.

Illiquid Securities

The Fund will not knowingly invest more than fifteen percent (15%) of the value of its net assets in investments that are illiquid. The Fund considers illiquid investments to be those investments that the Adviser reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment.

Illiquid securities may include certain securities that are not registered under the Securities Act (“restricted securities”), certain unrestricted securities with limited daily trading volume, as well as repurchase agreements, securities loans and time deposits that are not terminable within seven days and certain municipal leases. A security’s illiquidity might prevent the sale of the security at a time when the Adviser might wish to sell. The Fund may have to lower the price, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on the Fund’s management or performance. In addition, these securities could have the effect of decreasing the overall level of the Fund’s liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities.

Under the supervision of the Trust’s Board of Trustees (the “Board”), the Adviser determines the liquidity of the Fund’s investments and, through reports from the Adviser, the Trustees monitor investments in illiquid instruments. If through a change in values, net assets, or other circumstances, the Fund were in a position where more than 15% of its net assets were invested in illiquid securities, it would seek to take appropriate steps to protect liquidity pursuant to the Trust’s liquidity risk management program. The sale of some illiquid and other types of investments may be subject to legal restrictions.

Restricted securities will be subject to the 15% limitation unless the Adviser, under the supervision of the Board, determines that a liquid trading market exists. However, there can be no assurance that a liquid market will exist for any security at a particular time.

Restricted securities may be purchased by institutional buyers under Rule 144A. Therefore, the purchase of restricted securities could have the effect of increasing the level of illiquidity of the Funds during periods that qualified institutional buyers become uninterested in purchasing these securities.

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Investment Companies

The Fund may purchase securities issued by other investment companies that invest in high quality, short-term debt securities that determine their NAV per share on the amortized cost or penny-rounding method (i.e., money market funds). In addition, the Fund may invest in other investment companies that invest in a manner consistent with the Fund’s investment objective, generally through the use of exchange-traded funds (“ETFs”). The Fund will limit its investments in accordance with restrictions imposed by the 1940 Act so that, to the extent required by law, as determined immediately after a securities purchase is made: (a) not more than 5% of the value of its total assets will be invested in the securities of any one investment company; (b) not more than 10% of the value of its total assets will be invested in the aggregate in securities of investment companies as a group; (c) not more than 3% of the outstanding voting stock of any one investment company will be owned by any of the Fund; and (d) not more than 10% of the outstanding voting stock of any one closed-end investment company will be owned in the aggregate by the Fund.

These restrictions do not apply to investments by the Fund in investment companies that are money market mutual funds to the extent that those investments are made in accordance with applicable exemptive rules or authority.

As a shareholder of another investment company, the Fund would bear, along with other shareholders, its pro rata portion of that company’s expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that the Fund bear directly in connection with its own operations. Investment companies in which the Fund may invest may also impose a sales or distribution charge in connection with the purchase or redemption of their shares and other types of commissions or charges. Such charges will be payable by the Fund and, therefore, will be borne indirectly by Shareholders. The Fund’s investments in investment companies may include various ETFs, subject to the Fund’s investment objective, policies, and strategies as described in the Prospectus. ETFs are baskets of securities that, like stocks, trade on exchanges such as the New York Stock Exchange and NYSE MKT. ETFs are priced continuously and trade throughout the day. ETFs may track a securities index, a particular market sector, or a particular segment of a securities index or market sector.

ETFs can experience many of the same risks associated with individual stocks. ETFs are subject to market risk where the market as a whole, or that specific sector, may decline. ETFs that invest in volatile stock sectors, such as foreign issuers, smaller companies, or technology, are subject to the additional risks to which those sectors are subject. ETFs may trade at a discount to the aggregate value of the underlying securities. The underlying securities in an ETF may not follow the price movements of an entire industry or sector. Trading in an ETF may be halted if the trading in one or more of the ETF’s underlying securities is halted. Although expense ratios for ETFs are generally low, frequent trading of ETFs by a Portfolio can generate brokerage expenses.

Investments with Non-U.S. Exposure

The Fund’s investments may be in securities that are issued by non-U.S. domiciled issuers, non-U.S. traded securities, securities of issuers directly or indirectly exposed to the risks associated with non-U.S. countries including emerging markets, and/or U.S. traded and non-U.S. traded depositary receipts. A single investment may be classified under more than one of these categories, each of which entails consideration of certain risk factors that may have an adverse impact on the Fund’s performance.

Non-U.S. Issuers. The Fund defines “non-U.S. issuers” as foreign governments (or any political subdivision, agency, authority or instrumentality of such government) or if the issuer is organized under the laws of a non-U.S. country.

 There may be less publicly available information about non-U.S. issuers than U.S. issuers. Non-U.S. issuers may not be subject to accounting, auditing and financial reporting standards, requirements and practices comparable to those applicable to U.S. issuers. Non-U.S. issuers may be subject to rules and regulations, including taxation, that differ significantly from those that apply to U.S. issuers.

In addition, there may be less government regulation of non-U.S. issuers than those issuers domiciled in the United States, and the legal remedies for investors in non-U.S. domiciled issuers may be more limited than the remedies available to those issuers domiciled in the United States. Furthermore, with respect to certain foreign countries, there are risks of political, economic or social instability or diplomatic developments which could adversely affect investments in companies domiciled in those countries. For example, securities of companies domiciled in certain countries are subject to political instability, which may result in potential revolts and the confiscation of assets by governments. These companies may also be subject to greater risk of expropriation of private industry and, thus, a partial or total loss of the Fund’s investment in such securities.

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Non-U.S. Traded Securities. The Fund defines “non-U.S. traded securities” as those securities of U.S. issuers and non-U.S. issuers that trade in foreign currency and/or exclusively on one or more exchanges located outside of the United States. Non-U.S. traded securities may be subject to special risks associated with trading on a non-U.S. exchange and being denominated in a foreign currency.

The Fund may invest up to 10% of its assets in non-U.S. traded securities. There are risks and costs involved in investing in non-U.S. traded securities (including securities issued by foreign governments), which are in addition to the usual risks inherent in securities that trade on a U.S. exchange and are denominated in U.S. dollars. Investments in non-U.S. traded securities may involve higher costs than investments in U.S. securities, including higher transaction costs as well as the imposition of additional taxes by foreign governments. Non-U.S. traded securities may involve further risks associated with the level of currency exchange rates, less complete financial information about the issuer, less market liquidity and political instability, less government regulation, less public information, security registration requirements and less comprehensive security settlement procedures and regulations. Future political and economic developments, and the possible establishment of exchange controls or the adoption of other governmental restrictions might adversely affect these securities. These and other factors could make it difficult to effect transactions, potentially causing the Funds to experience losses or miss investment opportunities.

Emerging Markets and Developing Countries. The Fund may invest either directly or indirectly in countries with emerging markets and developing countries. The risks associated with emerging market investments may be different from or greater than the risks associated with investing in developed countries.

Some of the currencies in emerging markets have experienced devaluations relative to the U.S. dollar, and major adjustments have been made periodically in certain of such currencies. Developing countries may impose restrictions on the Fund’s ability to repatriate investment income or capital. Even if there is no outright restriction on repatriation of investment income or capital, the mechanics of repatriation may affect certain aspects of the operations of the Fund. Certain developing countries also may face serious currency exchange constraints.

In addition, there is generally less government supervision and regulation of exchanges, brokers, financial institutions, custodians and issuers in these countries than there is in the United States.

Governments of some developing countries exercise substantial influence over many aspects of the private sector. In some countries, the government owns or controls many companies, including the largest in the country. As such, government actions in the future could have a significant impact on economic conditions in developing countries in these regions, which could affect private sector companies, the Fund, and the value of its securities. Furthermore, certain developing countries are among the largest debtors to commercial banks and foreign governments. Trading in debt obligations issued or guaranteed by such governments or their agencies and instrumentalities involves a high degree of risk.

Depositary Receipts. Investments in non-U.S. securities may be in the form of sponsored and unsponsored American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”) and similar securities (together, “depositary receipts”). These securities may not be denominated in the same currency as the securities they represent. ADRs are receipts typically issued by a United States bank or trust company and evidence ownership of underlying non-U.S. domiciled securities. EDRs and GDRs are receipts issued by a non-U.S. bank or financial institution evidencing ownership of underlying U.S. or non-U.S. domiciled securities. Depositary receipts that trade on a non-U.S. exchange, such as EDRs and GDRs, will be considered non-U.S. traded securities for purposes of the 10% investment limitation.

Unsponsored depositary receipts may be created without the participation of the foreign issuer. Holders of these depositary receipts generally bear all of the costs of the depositary facility, whereas foreign issuers typically bear certain costs in a sponsored facility. The bank or trust company depositary of an unsponsored depositary receipt may be under no obligation to distribute shareholder communications received from the foreign issuer or to pass through voting rights. The lack of information may result in inefficiencies in the valuation of such instruments.

Investments in ADRs do not eliminate all of the risks of trading in non-U.S. domiciled and non-U.S. traded securities. The market value of ADRs is dependent upon the market value of the underlying securities and fluctuations in the relative value of the currencies in which the depositary receipts and the underlying securities are quoted. However, by investing in depositary receipts, such as ADRs, the Fund may avoid currency risks during the settlement period for purchases and sales.

Other Investments Potentially Affected By Foreign Exposure. Securities of certain issuers that are domiciled in the United States and trade on a U.S. exchange but have significant operations or relationships in countries other than the United States may be subject to some or all of the risks described above, to the extent of such operations and relationships.

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Lower-Rated Securities

Investments in issuers of securities rated below investment grade (commonly known as “junk bonds”) are considered to be more speculative than securities rated investment grade and higher. Risk of loss upon default by the borrower is significantly greater because lower-rated securities are generally unsecured and are often subordinated to other creditors of the issuer, and because the issuers frequently have high levels of indebtedness and are more sensitive to adverse economic conditions, such as recessions, individual corporate developments and increasing interest rates, than are investment grade issuers. As a result, the market price of such securities, and the net asset value of the Fund’s shares, may be particularly volatile. There are particular risks associated with these securities, including: (a) the relative youth and growth of the market; (b) their greater sensitivity to interest rate and economic changes, which could negatively affect their value and the ability of issuers to make principal and interest payments; (c) the relatively low trading market liquidity for the securities, which may adversely affect the price at which they could be sold; (d) a greater risk of default or price changes because of changes in the issuer’s creditworthiness; (e) the adverse impact that legislation restricting lower-rated securities may have on their market; (f) the operation of mandatory sinking fund or call/redemption provisions during periods of declining interest rates whereby the Fund may be required to reinvest premature redemption proceeds in lower yielding portfolio securities; and (g) the creditworthiness of issuers of such securities. During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress that would adversely affect their ability to service their principal and interest obligations, to meet projected business goals and to obtain additional financing. An economic downturn could also disrupt the market for lower-rated bonds generally and adversely affect the value of outstanding bonds and the ability of issuers to repay principal and interest. If the issuer of a lower-rated debt obligation held by the Funds defaulted, the Fund could incur additional expenses to seek recovery. Consequently, the market price of these securities may be quite volatile and may result in wider fluctuations in the Fund’s net asset value per share.

In certain circumstances it may be difficult to determine a lower-rated security’s fair value due to a lack of reliable objective information. This may occur where there is no established secondary market for the security or the security is thinly traded. As a result, the Fund’s valuation of such a security and the price it is actually able to obtain when it sells the security could differ.

Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may adversely affect the value and liquidity of lower-rated securities held by the Funds, especially in a thinly-traded market. Illiquid or restricted securities held by the Fund may involve special registration responsibilities, liabilities, costs and valuation difficulties.

The ratings of Rating Agencies evaluate the safety of a lower-rated security’s principal and interest payments, but do not address market value risk. Because the ratings of the Rating Agencies may not always reflect current conditions and events, the Adviser continuously monitors the issuers of lower-rated securities held in the Fund’s portfolio for their ability to make required principal and interest payments. If a security undergoes a rating revision, the Fund may continue to hold the security if the Adviser decides this is appropriate.

Master Limited Partnerships

A master limited partnership is a limited partnership in which the ownership units are publicly traded. Master limited partnership units are registered with the SEC and are freely traded on a securities exchange or in the over-the-counter market. Master limited partnerships often own several properties or businesses (or own interests) that are related to real estate development and oil and gas industries, but they also may finance motion pictures, research and development and other projects. Generally, a master limited partnership is operated under the supervision of one or more managing general partners. Limited partners are not involved in the day-to-day management of the partnership.

The risks of investing in a master limited partnership are generally those involved in investing in a partnership as opposed to a corporation. For example, state law governing partnerships is often less restrictive than state law governing corporations. Accordingly, there may be fewer protections afforded investors in a master limited partnership than investors in a corporation. Additional risks involved with investing in a master limited partnership are risks associated with the specific industry or industries in which the partnership invests, such as the risks of investing in real estate, or oil and gas industries.

Additionally, since master limited partnerships generally conduct business in multiple states the Fund can be subject to income or franchise tax in each of the states in which the partnership does business. The additional cost of preparing and filing the tax returns and paying the related taxes may adversely impact the Fund’s return on its investment in the master limited partnership.

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Money Market Instruments

The Fund may invest from time to time in “money market instruments” such as bank obligations, commercial paper and corporate bonds with remaining maturities of 397 days or less.

Bank obligations include bankers’ acceptances, negotiable certificates of deposit and non-negotiable time deposits, including instruments issued or supported by the credit of U.S. or foreign banks. Although the Fund will invest in obligations of foreign banks or foreign branches of U.S. banks only where the Adviser deems the instrument to present minimal credit risks, these investments nevertheless entail risks that are different from those of investments in domestic obligations of U.S. banks due to differences in political, regulatory and economic systems and conditions. Investments in bank obligations are limited to the obligations of financial institutions having more than $1 billion in total assets at the time of purchase. Investments in the obligations of foreign banks and foreign branches of U.S. banks will not exceed twenty percent and twenty-five percent respectively, of the Fund’s total assets at the time of purchase.

Commercial paper is a short-term debt obligation with a maturity ranging from 1 to 270 days issued by banks, corporations and other borrowers. Investments by the Fund in commercial paper and similar corporate obligations will consist of issues that are rated within the three highest Short-Term Credit Ratings as presented in Appendix A.

The Fund may invest in short-term funding agreements. A funding agreement is a contract between an issuer and a purchaser that obligates the issuer to pay a guaranteed rate of interest on a principal sum deposited by the purchaser. Funding agreements will also guarantee the return of principal and may guarantee a stream of payments over time. A funding agreement may have either a fixed rate or variable interest rate that is based on an index and guaranteed for a set time period. The Fund intends to invest only in funding agreements that have a put feature which may be exercised on seven days’ notice.

Mortgage-Related Securities

Mortgage-Backed Securities Generally. Mortgage-backed securities held by the S Fund represent an ownership interest in a pool of residential mortgage loans. These securities are designed to provide monthly payments of interest and principal to the investor. The mortgagor’s monthly payments to his lending institution are “passed-through” to an investor such as the Fund. Most issuers or poolers provide guarantees of payments, regardless of whether or not the mortgagor actually makes the payment. The guarantees made by issuers or poolers are supported by various forms of credit, collateral, guarantees or insurance, including individual loan, title, pool and hazard insurance purchased by the issuers or poolers so that they can meet their obligations under the policies. Mortgage-backed securities issued by private issuers or poolers, whether or not such securities are subject to guarantees, may entail greater risk than securities directly or indirectly guaranteed by the U.S. Government.

Interests in pools of mortgage-backed securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a “pass-through” of the monthly payments made by the individual borrowers on their residential mortgage loans, net of any fees paid. Additional payments are caused by repayments resulting from the sale of the underlying residential property, refinancing or foreclosure net of fees or costs which may be incurred. Some mortgage-backed securities are described as “modified pass-through.” These securities entitle the holders to receive all interest and principal payments owed on the mortgages in the pool, net of certain fees, regardless of whether or not the mortgagors actually make the payments.

The Fund may purchase mortgage-related securities that are secured by entities such as Government National Mortgage Association (“GNMA”), Fannie Mae, Freddie Mac, commercial banks, trusts, financial companies, finance subsidiaries of industrial companies, savings and loan associations, mortgage banks and investment banks.

There are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. Mortgage-related securities include GNMA Mortgage Pass-Through Certificates (also known as “Ginnie Maes”) that are guaranteed as to the timely payment of principal and interest by GNMA and such guarantee is backed by the full faith and credit of the United States. GNMA is a wholly-owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA certificates also are supported by the authority of GNMA to borrow funds from the U.S. Treasury to make payments under its guarantee. Mortgage-related securities also include Fannie Mae guaranteed Mortgage Pass-Through Certificates which are solely the obligations of Fannie Mae, are not backed by or entitled to the full faith and credit of the United States and are supported by the right of the issuer to borrow from the Treasury. Fannie Mae is a government-sponsored organization owned entirely by private stockholders. Fannie Mae guaranteed Mortgage Pass-Through Certificates are guaranteed as to timely payment of principal and interest by Fannie Mae. Mortgage-related securities include Freddie Mac Mortgage Participation Certificates (also known as “PCs”). Freddie Mac is a corporate instrumentality of the United States, created pursuant to an Act of Congress, which is owned entirely by private stockholders. Freddie Mac PCs are not guaranteed and do not constitute a debt or obligation of the United States or of any Federal Home Loan Bank. Freddie Mac PCs entitle the holder to timely payment of interest, which is guaranteed by the Freddie Mac. Freddie Mac guarantees either ultimate collection or timely payment of all principal payments

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on the underlying mortgage loans. When Freddie Mac does not guarantee timely payment of principal, Freddie Mac may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable.

On September 6, 2008, the Federal Housing Finance Authority (“FHFA”), an agency of the U.S. government, placed Fannie Mae and Freddie Mac into conservatorship under its authority with the stated purpose to preserve and conserve each entity’s assets and property, and to put each entity in a sound and solvent condition. The effect that this conservatorship will have on these entities’ debt and equities is unclear, and no assurance can be given that any steps taken by the FHFA or the U.S. Treasury with respect to Fannie Mae or Freddie Mac will succeed.

Underlying Mortgages. Pools consist of whole mortgage loans or participations in loans. The majority of these loans are made to purchasers of one to four family homes. The terms and characteristics of the mortgage instruments are generally uniform within a pool but may vary among pools. For example, in addition to fixed-rate, fixed-term mortgages, the Bond Funds may purchase pools of variable rate mortgages (“VRM”), growing equity mortgages (“GEM”), graduated payment mortgages (“GPM”) and other types where the principal and interest payment procedures vary. VRMs are mortgages that reset the mortgage’s interest rate periodically with changes in open market interest rates. To the extent that the Fund is actually invested in VRMs, its interest income will vary with changes in the applicable interest rate on pools of VRMs. GPM and GEM pools maintain constant interest rates, with varying levels of principal repayment over the life of the mortgage. These different interest and principal payment procedures should not impact the Fund’s net asset value since the prices at which these securities are valued will reflect the payment procedures.

All poolers apply standards for qualification to local lending institutions that originate mortgages for the pools. Poolers also establish credit standards and underwriting criteria for individual mortgages included in the pools. In addition, some mortgages included in pools are insured through private mortgage insurance companies.

The Fund may invest in multiple class pass-through securities, including CMOs and Real Estate Mortgage Investment Conduits (“REMICs”) Certificates. These multiple class securities may be issued or guaranteed by U.S. Government agencies or instrumentalities, including GNMA, Fannie Mae and Freddie Mac, or issued by trusts formed by private originators of, or investors in, mortgage loans. In general, CMOs and REMICs are debt obligations of a legal entity that are collateralized by, and multiple class pass-through securities represent direct ownership interests in, a pool of residential mortgage loans or mortgage pass-through securities (the “Mortgage Assets”), the payments on which are used to make payments on the CMOs or multiple pass-through securities. Investors may purchase beneficial interests in REMICs, which are known as “regular” interests or “residual” interests, which in general are junior and more volatile than regular interests. Pools created by non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government guarantees of payments in the former pools. However, timely payment of interest and principal of these pools is supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance purchased by the issuer. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers. There can be no assurance that the private insurers or mortgage poolers can meet their obligations under the policies.

Although certain mortgage-related securities are guaranteed by a third party or are otherwise similarly secured, the market value of the security, which may fluctuate, is not so secured. If the Fund purchases a mortgage-related security at a premium, that amount may be lost if there is a decline in the market value of the security whether resulting from increases in interest rates or prepayment of the underlying mortgage collateral. As with other interest-bearing securities, the prices of such securities are inversely affected by changes in interest rates. However, though the value of a mortgage-related security may decline when interest rates rise, the converse is not necessarily true because mortgages underlying securities are prone to prepayment in periods of declining interest rates. For this and other reasons, a mortgage-related security’s maturity may be shortened by unscheduled prepayments on underlying mortgages and, therefore, it is not possible to accurately predict the security’s return to the Fund. Mortgage-related securities provide regular payments consisting of interest and principal. No assurance can be given as to the return the Fund will receive when these amounts are reinvested. The compounding effect from reinvestment of monthly payments received by the Fund will increase their respective yields to shareholders, compared to bonds that pay interest semi-annually.

CMOs may involve additional risks other than those found in other types of mortgage-related obligations. During periods of rising interest rates, CMOs may lose their liquidity as CMO market makers may choose not to repurchase, or may offer prices, based on current market conditions, that are unacceptable to the Fund based on the Fund’s analysis of the market value of the security.

As new types of mortgage-backed securities are developed and offered in the market, the Trust may consider making investments in such new types of securities.

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Real Estate Investment Trusts (“REITs”)

The Fund may invest in equity and/or debt securities issued by equity and mortgage REITs, which are real estate investment trusts. Equity REITs invest directly in real property. Mortgage REITs invest in mortgages on real property.

REITs may be subject to certain risks associated with the direct ownership of real estate, including declines in the value of real estate, overbuilding and increased competition, increases in property taxes and operating expenses, and variations in rental income. Generally, increases in interest rates will decrease the value of high-yielding securities and increase the costs of obtaining financing, which could decrease the value of these investments. In addition, equity REITs may be affected by changes in the value of the underlying property owned by the trusts, while mortgage REITs may be affected by the quality of credit extended. REITs are also heavily dependent on cash flow and are subject to the risk that borrowers may default.

A pro rata portion of REIT fees and expenses will be borne by the Fund’s shareholders. These fees and expenses are in addition to fees charged directly to the Fund and borne by Fund shareholders in connection with their operations.

Repurchase Agreements

In a repurchase agreement, the Fund agrees to purchase portfolio securities subject to the seller’s agreement to repurchase them at a mutually agreed upon date and price. The Fund will enter into repurchase agreements only with financial institutions deemed to be creditworthy by the Adviser. During the term of any repurchase agreement, the Adviser will monitor the creditworthiness of the seller and the seller must maintain the value of the securities subject to the agreement and held by the Fund as collateral at one hundred and one percent of the repurchase price.

Although the securities subject to repurchase agreements may bear maturities exceeding 13 months, the Fund does not presently intend to enter into repurchase agreements with deemed maturities in excess of seven days after notice by the Fund. If, in the future, the Fund enters into repurchase agreements with deemed maturities in excess of seven days, the Fund would do so only if such investment, together with other illiquid securities, did not exceed fifteen percent of the value of the Fund’s net assets.

The repurchase price under repurchase agreements entered into by the Fund generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates (which may be more or less than the rate on the securities underlying the repurchase agreement). Securities subject to repurchase agreements are held by the Fund’s custodian or in the Federal Reserve/Treasury book-entry system.

Restricted Securities

The Fund may invest in restricted securities which are securities subject to legal or contractual restrictions on resale. These may include private placements of equity securities issued by issuers who have publicly traded equity securities of the same class issued and outstanding (“private investment in public equity” or “PIPES”). In many cases, PIPES are subject to contractual restrictions on resale. As a result of the absence of a public trading market for the PIPES, they may be less liquid and more difficult to value than publicly traded securities. To the extent that privately placed securities may be resold in privately negotiated transactions, the prices realized from the sales, due to illiquidity, could be less than those originally paid by the Fund or less than their fair market value. If any privately placed securities held by the Fund are required to be registered under the securities laws of one or more jurisdictions before being resold, the Fund may be required to bear the expenses of registration. The Fund’s investments in PIPES may include investments in smaller, less seasoned issuers, which may involve greater risks. These issuers may have limited product lines, markets or financial resources or they may be dependent on a limited management group. In making investments in such securities, the Fund may obtain access to material nonpublic information, which may restrict the Fund’s ability to conduct portfolio transactions in such securities. PIPES may contain provisions that the issuer will pay specified financial penalties to the holder if the issuer does not publicly register the restricted equity securities within a specified period of time, but there is no assurance that the restricted equity securities will be publicly registered, or that registration will remain in effect.

The Fund may also invest in restricted securities that can be offered and sold under Rule 144A of the Securities Act. Rule 144A allows for a broader institutional trading market for securities otherwise subject to restriction on resale to the general public. Rule 144A establishes a “safe harbor” from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers.

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Reverse Repurchase Agreements

The Fund may borrow for temporary purposes by entering into reverse repurchase agreements. Under these agreements, the Fund sells portfolio securities to financial institutions and agrees to buy them back later at an agreed upon time and price.

Reverse repurchase agreements involve the risk of counterparty default and possible loss of collateral held by the counterparty. In addition, the value of portfolio securities the Fund sells may decline below the price it must pay when the transaction closes. Reverse Repurchase Agreements also involve leveraging. If the securities held by the Fund declines in value while these transactions are outstanding, the net asset value of the Fund’s outstanding shares will decline in value by proportionately more than the decline in value of the securities.

As reverse repurchase agreements are deemed to be borrowings by the SEC, the Fund is required to maintain continuous asset coverage of three hundred percent. Should the value of the Fund’s assets decline below three hundred percent of borrowings, the Fund may be required to sell portfolio securities within three days to reduce the Fund’s debt and restore asset coverage to three hundred percent.

Rights Offerings and Warrants to Purchase

The Fund may participate in rights offerings and may purchase warrants. These instruments are privileges enabling the owners to subscribe to and purchase a specified number of shares of the issuing corporation at a specified price during a specified period of time. Subscription rights normally have a short life span to expiration. The purchase of rights or warrants involves the risk that the Fund involved could lose the purchase value of a right or warrant if the right to subscribe to additional shares is not exercised prior to the expiration of the rights and warrants. Also, the purchase of rights or warrants involves the risk that the effective price paid for them, when added to the subscription price of the related security, may exceed the value of the subscribed security’s market price. This could occur when there is no movement in the level of the underlying security.

Tax-Exempt Obligations

Tax-Exempt Obligations include “general obligation” securities, “revenue” securities, private activity bonds and “moral obligation” securities. General obligation securities are secured by the issuer’s pledge of its full faith, credit and taxing power. Revenue securities are payable only from the revenues derived from a particular facility, the proceeds of a special excise tax or another specific revenue source such as the user of the facility being financed. Private activity bonds (e.g., bonds issued by industrial development authorities) are issued by or on behalf of public authorities to finance various privately-operated facilities. Such bonds are included within the term “Tax-Exempt Obligations” only if the interest paid thereon is exempt from regular federal income tax. The credit quality of such bonds is usually directly related to the credit standing of the corporate user of the facility involved. Moral obligation securities are normally issued by special purpose public authorities. If the issuer is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund, the restoration of which is a moral commitment but not a legal obligation of the state or municipality which created the issuer.

Within the types of Tax-Exempt Obligations described above there are other categories, including municipal leases, which are often sold in the form of certificates of participation. These obligations are issued by state and local governments or authorities to finance the acquisition or construction of equipment and facilities. Certain of these obligations present the risk that a municipality may not have the funds approved or “appropriated” by a governing body for the lease payments. Moreover, lease obligations may be limited by municipal charter or other provisions that do not permit acceleration of the lease obligation upon default. Because certificates of participation are generally subject to redemption by the issuing municipal entity under specified circumstances, they may not be as liquid or marketable as other types of Tax-Exempt Obligations.

There are variations in the quality of Tax-Exempt Obligations both within a particular classification and between classifications, and the yields on Tax-Exempt Obligations depend upon a variety of factors, including general money market conditions, the financial condition of the issuer, general conditions of the municipal bond market, the size of a particular offering, the maturity of the obligation, any inherent structural features (e.g., call features, sinking fund, pre-refunded, escrowed) and the rating of the issue.

Payment on Tax-Exempt Obligations relating to certain projects may be secured by mortgages or deeds of trust. In the event of a default, enforcement of the mortgages or deeds of trust will be subject to statutory enforcement procedures and limitations. In the event of a foreclosure, collection of proceeds may be delayed and may not be sufficient to pay the principal or accrued interest on the defaulted Tax-Exempt Obligations.

Certain investments of the Fund may be subject to the federal alternative minimum tax.

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Temporary Defensive Positions

The Fund may, from time to time, take temporary defensive positions that are inconsistent with their principal investment strategies in attempting to respond to adverse market, economic, political or other conditions. Such investments may include short-term debt-securities, cash and cash equivalents. If the Fund takes a temporary position at the wrong time, the position could have an adverse impact on the Fund’s performance and the Fund may not achieve its investment objective. The Fund reserves the right to invest all of its assets in temporary defensive positions.

Terrorism, War, Natural Disaster and Epidemic Risk

Terrorism, war, military confrontations and related geopolitical events (and their aftermath) have led, and in the future may lead, to increased short-term market volatility and may have adverse long-term effects on U.S. and world economies and markets generally. Likewise, natural and environmental disasters, such as, for example, earthquakes, fires, floods, hurricanes, tsunamis and weather-related phenomena generally, as well as widespread disease and virus epidemics, can be highly disruptive to economies and markets, adversely affecting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Fund’s investments.

U.S. Government Obligations

The Fund may invest in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities. Examples of the types of U.S. Government obligations that may be held by the Fund include, in addition to U.S. Treasury bonds, notes and bills, the obligations of Federal Home Loan Banks, Federal Farm Credit Banks, Federal Land Banks, the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Government National Mortgage Association, Federal National Mortgage Association (“Fannie Mae”), General Services Administration, Central Bank for Cooperatives, Freddie Mac, Federal Intermediate Credit Banks and Maritime Administration. Obligations of certain agencies and instrumentalities of the U.S. Government, such as those of the Government National Mortgage Association, are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Export-Import Bank of the United States, are supported by the right of the issuer to borrow from the U.S. Treasury; others, such as those of Fannie Mae, are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations; still others, such as those of Freddie Mac, are supported only by the credit of the instrumentality. No assurance can be given that the U.S. Government would provide financial support to U.S. Government-sponsored instrumentalities if it is not obligated to do so by law.

Variable and Floating Rate Instruments

The Fund may purchase variable and floating rate demand instruments, including variable amount master demand notes, issued by corporations, industrial development authorities and governmental entities. The Adviser will consider the earning power, cash flows and other liquidity ratios of the issuers and guarantors of such obligations and, if the obligation is subject to a demand feature, will monitor the issuer’s financial ability to meet payment on demand.

Variable and floating rate demand instruments acquired by the Fund may include participations in Tax-Exempt Obligations purchased from and owned by financial institutions, primarily banks. Participation interests provide the Fund with a specified undivided interest (up to one hundred percent) in the underlying obligation and the right to demand payment of the unpaid principal balance plus accrued interest on the participation interest from the institution upon a specified number of days’ notice, not to exceed thirty days. Each participation interest is backed by an irrevocable letter of credit or guarantee of a bank that the Adviser has determined meets the prescribed quality standards for the Fund. The bank typically retains fees out of the interest paid on the obligation for servicing the obligation, providing the letter of credit and issuing the repurchase commitment.

While there may be no active secondary market with respect to a particular variable or floating rate instrument purchased by the Fund, the Fund may, from time to time as specified in the instrument, demand payment in full of the principal or may resell the instrument to a third party. The absence of an active secondary market, however, could make it difficult for the Fund to dispose of an instrument if the issuer defaulted on its payment obligation or during periods that the Fund is not entitled to exercise its demand rights, and the Fund could, for these or other reasons, suffer a loss. Variable and floating rate instruments with no active secondary market will be included in the calculation of the Fund’s illiquid assets.

When-Issued Purchases and Forward Commitments (All Funds)

The Fund may purchase or sell securities on a “when-issued” or “forward commitment” basis which involves a commitment by the Fund to purchase or sell particular securities with payment and delivery taking place at a future date. Settlements in the ordinary course of business, which may take substantially more than three business days for non-U.S. securities, are not treated by the Fund as when-issued or forward commitment transactions, even though some of the risks described may be present in such transactions. These transactions permit the Fund to lock in a price or yield on a security it owns or intends to purchase, regardless of future changes in

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interest rates. The Fund would bear the risk, however, that the price or yield obtained in a transaction may be less favorable than the price or yield available in the market when the delivery occurs. The Fund does not intend to engage in when-issued purchases and forward commitments for speculative purposes.

The Fund will enter into these transactions only with the intention of completing them and actually purchasing or selling the securities involved. However, if deemed advisable as a matter of investment strategy, the Fund may dispose of or renegotiate a commitment after it is entered into, and may sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date. In these cases, the Fund may realize a capital gain or loss.

When the Fund engages in when-issued and forward commitment transactions, they rely on the other party to consummate the trade. Failure of the other party to do so may result in the Fund’s incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

The value of the securities underlying a when-issued or forward commitment transaction, and any subsequent fluctuations in their value, are taken into account when determining the Fund’s net asset value starting on the day the Fund agrees to purchase the securities. The Fund does not earn interest on the securities until they are paid for and delivered on the settlement date. When the Fund makes a forward commitment to sell securities it owns, the proceeds to be received upon settlement are included in the Fund’s assets, and fluctuations in the value of the underlying securities are not reflected in the Fund’s net asset value as long as the commitment remains in effect.

PORTFOLIO TURNOVER & BROKERAGE

The Adviser serves as the investment adviser to the Fund pursuant to an investment advisory agreement (the “Advisory Agreement”).

Subject to the general supervision of the Trust’s Board of Trustees (the “Board”) and the provisions of the Trust’s Advisory Agreement relating to the Fund, the Adviser makes decisions with respect to and places orders for all purchases and sales of portfolio securities for the Fund. The Adviser is also responsible for selecting brokers to affect these transactions and the resulting portfolio turnover.

PORTFOLIO TURNOVER

The annualized portfolio turnover rate for the Fund is calculated by dividing the lesser of purchases or sales of portfolio securities for the year by the monthly average value of the portfolio securities. The calculation excludes all securities, including options, that have maturities or expiration dates at the time of acquisition of one year or less. Portfolio turnover may vary greatly from year to year as well as within a particular year, and may be affected by cash requirements for redemption of shares and by requirements which enable the Fund to receive favorable tax treatment. Portfolio turnover will not be a limiting factor in making portfolio decisions, and the Fund may engage in short-term trading to achieve its investment objective. A high rate of portfolio turnover involves correspondingly greater brokerage commission expenses and other transaction costs. High portfolio turnover may result in the realization of substantial net capital gains.

BROKERAGE COMMISSIONS

The Advisory Agreement for the Fund provides that the Adviser will seek to obtain the best overall terms available in executing portfolio transactions and selecting brokers or dealers. In assessing the best overall terms available for any transaction, the Adviser will consider all factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. In addition, the Advisory Agreement authorizes the Adviser to cause the Fund to pay a broker-dealer that furnishes “eligible” brokerage and research services under Section 28(e) of the Securities Exchange Act of 1934, as amended (“Research”), a higher commission than that charged by another broker-dealer for effecting the same transaction, provided that the Adviser in good faith determines that the commission is reasonable in relation to the value of the brokerage and/or research service provided (“Research Arrangement”).

Research Arrangements generally can be categorized as either “proprietary” or “third party.” When the broker-dealer that executes a trade also provides the Adviser with internally generated research in exchange for one bundled per share commission price that Research Arrangement is referred to as “proprietary.” In a “third party” Research Arrangement, the executing broker provides independent Research generated by a third party in exchange for commission dollars.

Transactions on U.S. and international stock exchanges and equity securities traded over-the-counter involve the payment of negotiated brokerage commissions. The Adviser negotiates standard commission rates used for executing equity trades that are on a per share basis. The cost of transactions executed on international stock exchanges are generally based on a percentage of the principal traded and may vary based on the market in which the security is traded. Typically, all of the commissions paid for executing equity trades on behalf of the Funds include a Research Arrangement. Segall Bryant & Hamill, LLC estimates that approximately 33% for domestic and international equities of the commission paid for trades where Segall Bryant & Hamill, LLC receives proprietary Research

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is for the cost of execution, with the balance attributable to the Research received. “Third party” Research involves the executing broker providing the independent Research generated by a third party in exchange for commission dollars. In these cases, Segall Bryant & Hamill, LLC negotiates the execution cost with the executing broker. Segall Bryant & Hamill, LLC estimates that approximately 10% to 33% of the commission paid is for the cost of execution, with the balance attributable to the Research received.

To constitute eligible “research services” such services must qualify as “advice,” “analyses” or “reports.” To determine that a service constitutes research services, the Adviser must conclude that it reflects the “expression of reasoning or knowledge” relating to the value of securities, advisability of effecting transactions in securities or analyses, or reports concerning issuers, securities, economic factors, investment strategies, or the performance of accounts. To constitute eligible “brokerage services” such services must effect securities transactions and functions incidental thereto, and include clearance, settlement, and the related custody services. Additionally, brokerage services have been interpreted to include services relating to the execution of securities transactions. The Adviser may determine that a service has a mixed use (i.e., the service constitutes both a permissible research or brokerage service and an ineligible service). When this occurs, the Adviser will reasonably allocate the cost of the service according to its use, so that the portion that assists in eligible research and brokerage services is obtained using portfolio commissions from the Funds, and the portion or specific component which provides other assistance (for example, administrative or non-research assistance) is paid for by the Adviser.

Many over-the-counter issues, including corporate debt, government securities and municipal securities, may be traded without stated commissions, but the price includes an undisclosed commission or mark-up. Securities purchased and sold by the Fund may be traded in the over-the-counter market on a net basis (i.e., without commission) through dealers, or otherwise involve transactions directly with the issuer of an instrument. Transactions in the over-the-counter market may be principal transactions with dealers and the costs of such transactions involve dealer spreads rather than brokerage commissions. With respect to over-the-counter transactions, the Adviser will normally deal directly with the dealers who make a market in the securities involved, except in those circumstances where better prices and execution terms are available elsewhere or as described below. The cost of securities purchased from underwriters includes an underwriting commission or concession, and the prices at which securities are purchased from and sold to dealers include a dealer’s mark-up or mark-down.

The Fund may participate, if and when practical, in bidding for the purchase of portfolio securities directly from an issuer in order to take advantage of the lower purchase price available to members of a bidding group. The Fund will engage in this practice, however, only when the Adviser, in its sole discretion, believes such practice to be otherwise in the Fund’s interests.

Supplemental research information so received is in addition to, and not in lieu of, services required to be performed by the Adviser and does not reduce the advisory fees payable by the Fund. The Board will periodically review the commissions paid by the Fund to consider whether the commissions paid over representative periods of time appear to be reasonable in relation to the benefits received by the Fund. It is possible that certain eligible brokerage and research services received will primarily benefit one or more other investment companies or other accounts for which investment discretion is exercised by the Adviser. Conversely, the Fund may be the primary beneficiary of the eligible brokerage and research services received as a result of portfolio transactions effected for such other account or investment company.

The Fund may from time to time purchase securities issued by the Trust’s regular broker/dealers (as defined in Rule 10b-1 under the 1940 Act) or their parent companies. Portfolio securities will not be purchased from or sold to (and savings deposits will not be made in and repurchase and reverse repurchase agreements will not be entered into with) the Adviser, NLD or an affiliated person (as the term is defined in the 1940 Act) acting as principal, except to the extent permitted by the SEC. The Adviser will not enter into agreements, express or implied, with brokerage firms pursuant to which it would select a firm for execution as a means of remuneration for recommending it as an investment adviser, nor in connection with the distribution of mutual funds advised or sub-advised by the Adviser. However, portfolio transactions may be executed through broker-dealers that have made such a recommendation, if otherwise consistent with seeking the best overall terms available in executing portfolio transactions.

Investment decisions for the Fund are made independently from those for the other Funds in the Trust. However, the Adviser manages other accounts in a similar investment style and these accounts frequently invest in the same securities as other Funds in the Trust. When a purchase or sale of the same security is made at substantially the same time on behalf of the Fund and another account, the Adviser may aggregate the securities to be sold or purchased for the Fund with those to be sold or purchased for other accounts in executing transactions. In instances where the purchase or sale order for a single security cannot be aggregated across all clients, the Adviser maintains aggregation and allocation policies and procedures that the Adviser believes to be fair and equitable to all over the long term. In some instances, this may adversely affect the price paid or received by the Fund or the size of the position obtained by or disposed of by the Fund.

NET ASSET VALUE

The net asset value of the Fund is calculated as set forth in the Prospectus and is calculated separately from the net asset value of other Funds in the Trust.

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ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

Creation Units

The Fund will issue and redeem shares at NAV only in aggregations of large blocks of shares or Creation Units and only to Authorized Participants. In order to be an Authorized Participant the firm must be either a broker-dealer or other participant (“Participating Party”) in the Continuous Settlement System (“Clearing Process”) of the National Securities Clearing Corporation (“NSCC”) or a participant in DTC with access to the DTC system (“DTC Participant”), and the firm must execute an agreement (“Participant Agreement”) with Northern Lights Distributors, LLC, the Fund’s distributor (the “Distributor”) that governs transactions in the Fund’s Creation Units.

The Fund sells and redeems Creation Units on a continuous basis through the Distributor, without a sales load, at the NAV next determined after receipt of an order in proper form on any day on which the New York Stock Exchange is open for business. The New York Stock Exchange is closed on Saturdays, Sundays and the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

The Fund will issue and redeem Creation Units principally in exchange for an in-kind deposit of Deposit Securities, together with the deposit of a Cash Component, plus a transaction fee. The Fund are listed on NYSE Arca. Shares will trade on the Exchange at market prices that may be below, at, or above NAV. In the event of the liquidation of the Fund, a share split, reverse split or the like, the Trust may revise the number of shares in a Creation Unit.

The Fund reserves the right to offer creations and redemptions of shares for cash.

Creation Transaction Fee

A fixed purchase (i.e., creation) transaction fee may be imposed for the transfer and other transaction costs associated with the purchase of Creation Units (“Creation Order Costs”). The standard creation transaction fee for the Fund, regardless of the number of Creation Units created in the transaction, is $250.

The Fund may adjust the creation transaction fee from time to time. The creation transaction fee may be waived on certain orders if the Custodian has determined to waive some or all of the Creation Order Costs associated with the order or another party, such as the Adviser, has agreed to pay such fee.

In addition, a variable fee of up to two percent (2%) may be imposed for cash purchases, non-standard orders, or partial cash purchases of Creation Units. The variable fee is primarily designed to cover non-standard charges, e.g., brokerage, taxes, foreign exchange, execution, market impact, and other costs and expenses, related to the execution of trades resulting from such transaction. In all cases, such fees will be limited in accordance with the requirements of the SEC applicable to management investment companies offering redeemable securities. The Fund may determine not to charge a variable fee on certain orders when the Adviser has determined that doing so is in the best interests of Fund shareholders, e.g., for creation orders that facilitate the rebalance of the Fund’s portfolio in a more efficient manner than could have been achieved without such order.

Investors who use the services of an Authorized Participant, broker or other such intermediary may be charged a fee for such services which may include an amount for the creation transaction fee and non-standard charges. Investors are responsible for the costs of transferring the securities constituting the Deposit Securities to the account of the Trust. The Adviser may retain all or a portion of the transaction fee to the extent the Adviser bears the expenses that otherwise would be borne by the Trust in connection with the issuance of a Creation Unit, which the transaction fee is designed to cover.

Exchange Listing and Trading

Shares of the Fund are available to the public on the NYSE Arca and trade at market prices rather than NAV. Shares of the Fund may trade at a price that is greater than, at, or less than NAV. There can be no assurance that the requirements of the NYSE Arca necessary to maintain the listing of shares of the Fund will continue to be met. The NYSE Arca may, but is not required to, remove the shares of the Fund from listing if, among other things: (i) following the initial 12-month period beginning upon the commencement of trading of the Fund’s shares, there are fewer than 50 record and/or beneficial owners of shares of the Fund for 30 or more consecutive trading days, or (ii) any other event shall occur or condition shall exist that, in the opinion of the NYSE Arca, makes further dealings on the NYSE Arca inadvisable. The NYSE Arca will also remove shares of the Fund from listing and trading upon termination of the Fund.

As in the case of other publicly-traded securities, when you buy or sell shares of the Fund through a broker, you may incur a brokerage commission determined by that broker, as well as other charges.

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Other Distribution and Marketing Arrangements

As described in the Fund’s prospectus, the Adviser may make payments out of their own resources to intermediaries and other parties for shareholder services and distribution-related services. As part of one such arrangement, the Adviser has engaged and pays variable compensation to Hantz Financial Services, Inc., an SEC-registered broker-dealer and investment adviser (“Hantz”), for consulting services on marketing strategies involving third-party investment platforms utilizing third-party investment management models. The Adviser also compensates Hantz for due diligence, education, training, and support services available to Hantz’s investment professionals in fixed amounts adjusted periodically. The Adviser pays these consulting and support service fees from its own resources and not from the assets of the Fund. The amounts received by Hantz in these special compensation arrangements, together with the related conflicts of interest, are disclosed and updated annually by Hantz on its website.

The Clearing Process

Transactions by an Authorized Participant that is a Participating Party using the NSCC system are referred to as transactions “through the Clearing Process.” Transactions by an Authorized Participant that is a DTC Participant using the DTC system are referred to as transactions “outside the Clearing Process.” The Clearing Process is an enhanced clearing process that is available only for certain securities and only to DTC participants that are also participants in the Continuous Net Settlement System of the NSCC. In-kind (portions of) purchase orders not subject to the Clearing Process will go through a manual clearing process run by DTC. Portfolio Deposits (as defined below) that include government securities must be delivered through the Federal Reserve Bank wire transfer system (“Federal Reserve System”). Portfolio Deposits that include cash may be delivered through the Clearing Process or the Federal Reserve System. In-kind deposits of securities for orders outside the Clearing Process must be delivered through the Federal Reserve System (for government securities) or through DTC (for corporate securities).

Purchasing Creation Units

Portfolio Deposit

The consideration for a Creation Unit generally consists of the Deposit Securities and a Cash Component. Together, the Deposit Securities and the Cash Component constitute the “Portfolio Deposit.” The Cash Component serves the function of compensating for any differences between the net asset value per Creation Unit and the Deposit Securities. Thus, the Cash Component is equal to the difference between (x) the net asset value per Creation Unit of the Fund and (y) the market value of the Deposit Securities. If (x) is more than (y), the Authorized Participant will pay the Cash Component to the Fund. If (x) is less than (y), the Authorized Participant will receive the Cash Component from the Fund.

On each Business Day, prior to the opening of business on the NYSE Arca (currently 9:30 a.m., Eastern Time), the Adviser through the Custodian makes available through NSCC the name and amount of each Deposit Security in the current Portfolio Deposit (based on information at the end of the previous Business Day) for the Fund and the (estimated) Cash Component, effective through and including the previous Business Day, per Creation Unit. The Deposit Securities announced are applicable to purchases of Creation Units until the next announcement of Deposit Securities.

Payment of any stamp duty or the like shall be the sole responsibility of the Authorized Participant purchasing a Creation Unit. The Authorized Participant must ensure that all Deposit Securities properly denote change in beneficial ownership.

Custom Orders and Cash-in-lieu

The Fund may, in its sole discretion, permit or require the substitution of an amount of cash (“cash-in-lieu”) to be added to the Cash Component to replace any Deposit Security. The Fund may permit or require cash-in-lieu when, for example, a Deposit Security may not be available in sufficient quantity for delivery or may not be eligible for transfer through the systems of DTC or the Clearing Process. Similarly, the Fund may permit or require cash in lieu of Deposit Securities when, for example, the Authorized Participant or its underlying investor is restricted under U.S. or local securities laws or policies from transacting in one or more Deposit Securities. The Fund will comply with the federal securities laws in accepting Deposit Securities including that the Deposit Securities are sold in transactions that would be exempt from registration under the Securities Act. All orders involving cash-in-lieu are considered to be “Custom Orders.”

Purchase Orders

An Authorized Participant must submit an irrevocable purchase order in proper form to the Distributor or its agent no later than the earlier of (i) 4:00 p.m. Eastern Time or (ii) the closing time of the bond markets and/or the trading session on the Exchange, on any Business Day in order to receive that Business Day’s NAV (“Cut-off Time”). The Cut-off Time for Custom Orders is generally two hours earlier. The Business Day the order is deemed received by the Distributor is referred to as the “Transmittal Date.” An order to create Creation Units is deemed received on a Business Day if (i) such order is received by the Distributor by the Cut-off Time on such

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day and (ii) all other procedures set forth in the Participant Agreement are properly followed. Persons placing or effectuating custom orders and/or orders involving cash should be mindful of time deadlines imposed by intermediaries, such as DTC and/or the Federal Reserve Bank wire system, which may impact the successful processing of such orders to ensure that cash and securities are transferred by the “Settlement Date,” which is generally the Business Day immediately following the Transmittal Date (“T+1”) for cash and the third Business Day following the Transmittal Date for securities (“T+3”).

Orders Using the Clearing Process

If available, (portions of) orders may be settled through the Clearing Process. In connection with such orders, the Distributor transmits, on behalf of the Authorized Participant, such trade instructions as are necessary to effect the creation order. Pursuant to such trade instructions, the Authorized Participant agrees to deliver the requisite Portfolio Deposit to the Fund, together with such additional information as may be required by the Distributor. Cash Components will be delivered using either the Clearing Process or the Federal Reserve System.

Orders Outside the Clearing Process

If the Clearing Process is not available for (portions of) an order, Portfolio Deposits will be made outside the Clearing Process. Orders outside the Clearing Process must state that the DTC Participant is not using the Clearing Process and that the creation of Creation Units will be effected through DTC. The Portfolio Deposit transfer must be ordered by the DTC Participant on the Transmittal Date in a timely fashion so as to ensure the delivery of Deposit Securities (whether standard or custom) through DTC to the Fund’s account by 11:00 a.m., Eastern time, on T+1. The Cash Component, along with any cash-in-lieu and Transaction Fee, must be transferred directly to the Custodian through the Federal Reserve System in a timely manner so as to be received by the Custodian no later than 12:00 p.m., Eastern Time, on T+1. If the Custodian does not receive both the Deposit Securities and the cash by the appointed time, the order may be canceled. A canceled order may be resubmitted the following Business Day but must conform to that Business Day’s Portfolio Deposit. Authorized Participants that submit a canceled order will be liable to the Fund for any losses incurred by the Fund in connection therewith.

Orders involving foreign Deposit Securities are expected to be settled outside the Clearing Process. Thus, upon receipt of an irrevocable purchase order, the Distributor will notify the Adviser and the Custodian of such order. The Custodian, who will have caused the appropriate local sub-custodian(s) of the Fund to maintain an account into which an Authorized Participant may deliver Deposit Securities (or cash -in-lieu), with adjustments determined by the Fund, will then provide information of the order to such local sub-custodian(s). The ordering Authorized Participant will then deliver the Deposit Securities (and any cash-in-lieu) to the Fund’s account at the applicable local sub-custodian. The Authorized Participant must also make available on or before the contractual settlement date, by means satisfactory to the Fund, immediately available or same day funds in U.S. dollars estimated by the Fund to be sufficient to pay the Cash Component and Transaction Fee. When a relevant local market is closed due to local market holidays, the local market settlement process will not commence until the end of the local holiday period. Settlement must occur by 2:00 p.m., Eastern Time, on the contractual settlement date.

Payment of any stamp duty or the like shall be the sole responsibility of the Authorized Participant purchasing a Creation Unit. The Authorized Participant must ensure that all Deposit Securities properly denote change in beneficial ownership.

Acceptance of Purchase Order

All questions as to the number of shares of each security in the Deposit Securities and the validity, form, eligibility and acceptance for deposit of any securities to be delivered shall be determined by the Fund. The Fund’s determination shall be final and binding.

The Fund reserves the right to reject or revoke acceptance of a purchase order transmitted to it by the Distributor if (a) the order is not in proper form; (b) the investor(s), upon obtaining the shares ordered, would own 80% or more of the currently outstanding shares of the Fund; (c) the Deposit Securities delivered do not conform to the Deposit Securities for the applicable date; (d) the acceptance of the Portfolio Deposit would, in the opinion of counsel, be unlawful; or (e) in the event that circumstances outside the control of the Trust, the Distributor and the Adviser make it for all practical purposes impossible to process purchase orders. Examples of such circumstances include acts of God; public service or utility problems resulting in telephone, telecopy or computer failures; fires, floods or extreme weather conditions; market conditions or activities causing trading halts; systems failures involving computer or other informational systems affecting the Trust, the Distributor, DTC, NSCC, the Adviser, the Fund’s Custodian, a sub-custodian or any other participant in the creation process; and similar extraordinary events. The Distributor shall notify an Authorized Participant of its rejection of the order. The Fund, the Custodian, any sub-custodian and the Distributor are under no duty, however, to give notification of any defects or irregularities in the delivery of Portfolio Deposits, and they shall not incur any liability for the failure to give any such notification.

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Issuance of a Creation Unit

Once the Fund has accepted an order, upon next determination of the Fund’s NAV, the Fund will confirm the issuance of a Creation Unit, against receipt of payment, at such NAV. The Distributor will transmit a confirmation of acceptance to the Authorized Participant that placed the order.

Except as provided below, a Creation Unit will not be issued until the Fund obtains good title to the Deposit Securities and the Cash Component, along with any cash-in-lieu and Transaction Fee. Except as otherwise provided, the delivery of Creation Units will generally occur no later than T+2.

In certain cases, Authorized Participants will create and redeem Creation Units on the same trade date. In these instances, the Trust reserves the right to settle these transactions on a net basis.

The Fund may issue a Creation Unit prior to receiving good title to the Deposit Securities, under the following circumstances. Pursuant to the applicable Participant Agreement, the Fund may issue a Creation Unit notwithstanding that (certain) Deposit Securities have not been delivered, in reliance on an undertaking by the relevant Authorized Participant to deliver the missing Deposit Securities as soon as possible, which undertaking is secured by such Authorized Participant’s delivery to and maintenance with the Custodian of collateral having a value equal to at least 115% of the value of the missing Deposit Securities (“Collateral”), as adjusted by time to time by the Adviser. Such Collateral will have a value greater than the NAV of the Creation Unit on the date the order is placed. Such collateral must be delivered no later than 2:00 p.m., Eastern Time, on T+1. The only Collateral that is acceptable to the Fund is cash in U.S. Dollars.

While (certain) Deposit Securities remain undelivered, the Collateral shall at all times have a value equal to at least 115% (as adjusted by the Adviser) of the daily marked-to-market value of the missing Deposit Securities. At any time, the Fund may use the Collateral to purchase the missing securities, and the Authorized Participant will be liable to the Fund for any costs incurred thereby or losses resulting therefrom, whether or not they exceed the amount of the Collateral, including any Transaction Fee, any amount by which the purchase price of the missing Deposit Securities exceeds the market value of such securities on the Transmittal Date, brokerage and other transaction costs. The Trust will return any unused Collateral once all of the missing securities have been received by the Fund. More information regarding the Fund’s current procedures for collateralization is available from the Distributor.

Cash Purchase Method

When cash purchases of Creation Units are available or specified for the Fund, they will be effected in essentially the same manner as in-kind purchases In the case of a cash purchase, the investor must pay the cash equivalent of the Portfolio Deposit. In addition, cash purchases will be subject to Transaction Fees, as described above.

Redeeming a Creation Unit

Redemption Basket

The consideration received in connection with the redemption of a Creation Unit generally consists of an in-kind basket of designated securities (“Redemption Securities”) and a Cash Component. Together, the Redemption Securities and the Cash Component constitute the “Redemption Basket.”

There can be no assurance that there will be sufficient liquidity in Fund shares in the secondary market to permit assembly of a Creation Unit. In addition, investors may incur brokerage and other costs in connection with assembling a Creation Unit.

The Cash Component serves the function of compensating for any differences between the net asset value per Creation Unit and the Redemption Securities. Thus, the Cash Component is equal to the difference between (x) the net asset value per Creation Unit of the Fund and (y) the market value of the Redemption Securities. If (x) is more than (y), the Authorized Participant will receive the Cash Component from the Fund. If (x) is less than (y), the Authorized Participant will pay the Cash Component to the Fund.

If the Redemption Securities on a Business Day are different from the Deposit Securities, prior to the opening of business on the NYSE Arca (currently 9:30 a.m., Eastern Time), the Adviser through the Custodian makes available through NSCC the name and amount of each Redemption Security in the current Redemption Basket (based on information at the end of the previous Business Day) for the Fund and the (estimated) Cash Component, effective through and including the previous Business Day, per Creation Unit. If the Redemption Securities on a Business Day are different from the Deposit Securities, all redemption requests that day will be processed outside the Clearing Process.

The right of redemption may be suspended or the date of payment postponed: (i) for any period during which the NYSE Arca is closed (other than customary weekend and holiday closings); (ii) for any period during which trading on the NYSE Arca is suspended or restricted; (iii) for any period during which an emergency exists as a result of which disposal of the Fund shares or determination of the Fund’s NAV is not reasonably practicable; or (iv) in such other circumstances as permitted by the SEC, including as described below.

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Custom Redemptions and Cash-in-lieu

The Fund may, in their sole discretion, permit or require the substitution of cash-in-lieu to be added to the Cash Component to replace any Redemption Security. The Fund may permit or require cash-in-lieu when, for example, a Redemption Security may not be available in sufficient quantity for delivery or may not be eligible for transfer through the systems of DTC or the Clearing Process. Similarly, the Fund may permit or require cash-in-lieu of Redemption Securities when, for example, the Authorized Participant or its underlying investor is restricted under U.S. or local securities law or policies from transacting in one or more Redemption Securities. The Fund will comply with the federal securities laws in satisfying redemptions with Redemption Securities, including that the Redemption Securities are sold in transactions that would be exempt from registration under the Securities Act. All redemption requests involving cash-in-lieu are considered to be “Custom Redemptions.”

Redemption Requests

To redeem a Creation Unit, an Authorized Participant must submit an irrevocable redemption request to the Distributor.

An Authorized Participant submitting a redemption request is deemed to represent to the Fund that it has ascertained or has reasonable grounds to believe that as of the time of the contractual settlement date, that (i) it or its customer, as the case may be, owns, will own or have the authority and right to tender for redemption the Creation Unit to be redeemed and can receive the entire proceeds of the redemption, and (ii) all of the Fund shares that are in the Creation Unit to be redeemed have not been loaned or pledged to another party nor are they the subject of a repurchase agreement, securities lending agreement or such other arrangement that would preclude the delivery of such Fund shares to the Fund on the contractual settlement date. The Fund reserves the absolute right, in its sole discretion, to verify these representations, but will typically require verification in connection with higher levels of redemption activity and/or short interest in the Fund. If the Authorized Participant, upon receipt of a verification request, does not provide sufficient verification of the requested representations, the redemption request will not be considered to be in proper form and may be rejected by the Fund.

Timing of Submission of Redemption Requests

An Authorized Participant must submit an irrevocable redemption order no later than the Cut-off Time. The Cut-off Time for Custom Orders is generally two hours earlier. The Business Day the order is deemed received by the Distributor is referred to as the “Transmittal Date.” A redemption request is deemed received if (i) such order is received by the Distributor by the Cut-off Time on such day and (ii) all other procedures set forth in the Participant Agreement are properly followed. Persons placing or effectuating Custom Redemptions and/or orders involving cash should be mindful of time deadlines imposed by intermediaries, such as DTC and/or the Federal Reserve System, which may impact the successful processing of such orders to ensure that cash and securities are transferred by the Settlement Date, as defined above.

Requests Using the Clearing Process

If available, (portions of) redemption requests may be settled through the Clearing Process. In connection with such orders, the Distributor transmits on behalf of the Authorized Participant, such trade instructions as are necessary to effect the redemption. Pursuant to such trade instructions, the Authorized Participant agrees to deliver the requisite Creation Unit(s) to the Fund, together with such additional information as may be required by the Distributor. Cash Components will be delivered using either the Clearing Process or the Federal Reserve System, as described above.

Requests Outside the Clearing Process

If the Clearing Process is not available for (portions of) an order, Redemption Baskets will be delivered outside the Clearing Process. Orders outside the Clearing Process must state that the DTC Participant is not using the Clearing Process and that the redemption will be effected through DTC. The Authorized Participant must transfer or cause to be transferred the Creation Unit(s) of shares being redeemed through the book-entry system of DTC so as to be delivered through DTC to the Custodian by 10:00 a.m., Eastern Time, on received T+1. In addition, the Cash Component must be received by the Custodian by 12:00 p.m., Eastern Time, on T+1. If the Custodian does not receive the Creation Unit(s) and Cash Component by the appointed times on T+1, the redemption will be rejected, except in the circumstances described below. A rejected redemption request may be resubmitted the following Business Day.

Orders involving foreign Redemption Securities are expected to be settled outside the Clearing Process. Thus, upon receipt of an irrevocable redemption request, the Distributor will notify the Adviser and the Custodian. The Custodian will then provide information of the redemption to the Fund’s local sub-custodian(s). The redeeming Authorized Participant, or the investor on whose behalf is acting, will have established appropriate arrangements with a broker-dealer, bank or other custody provider in each jurisdiction in which the Redemption Securities are customarily traded and to which such Redemption Securities (and any cash-in-lieu) can be delivered from the Fund’s accounts at the applicable local sub-custodian(s).

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Acceptance of Redemption Requests

All questions as to the number of shares of each security in the Deposit Securities and the validity, form, eligibility and acceptance for deposit of any securities to be delivered shall be determined by the Trust. The Trust’s determination shall be final and binding.

Delivery of Redemption Basket

Once the Fund has accepted a redemption request, upon next determination of the Fund’s NAV, the Fund will confirm the issuance of a Redemption Basket, against receipt of the Creation Unit(s) at such NAV, any cash-in-lieu and Transaction Fee. A Creation Unit tendered for redemption and the payment of the Cash Component, any cash-in-lieu and Transaction Fee will be effected through DTC. The Authorized Participant, or the investor on whose behalf it is acting, will be recorded on the book-entry system of DTC.

The Redemption Basket will generally be delivered to the redeeming Authorized Participant within T+3. Except under the circumstances described below, however, a Redemption Basket generally will not be issued until the Creation Unit(s) are delivered to the Fund, along with the Cash Component, any cash-in-lieu and Transaction Fee.

In certain cases, Authorized Participants will create and redeem Creation Units on the same trade date. In these instances, the Trust reserves the right to settle these transactions on a net basis.

Cash Redemption Method

When cash redemptions of Creation Units are available or specified for the Fund, they will be effected in essentially the same manner as in-kind redemptions. In the case of a cash redemption, the investor will receive the cash equivalent of the Redemption Basket minus any Transaction Fees, as described above.

ADDITIONAL TAX INFORMATION

This section provides additional information concerning U.S. federal income taxes. It is based on the Internal Revenue Code of 1986, as amended (the “Code”), applicable Treasury Regulations, judicial authority, and administrative rulings and practice, all as of the date of this SAI, and all of which are subject to change, including changes with retroactive effect. The following does not address any state, local or foreign or estate or gift tax matters.

Except where otherwise indicated, the following discussion of federal income tax law applies only to shareholders who are U.S. persons. For purposes of this discussion, U.S. persons are: (i) U.S. citizens or residents, (ii) U.S. corporations (i.e., entities classified as corporations for U.S. tax purposes that are organized under the laws of the United States or any state), (iii) an estate whose income is subject to U.S. federal income taxation regardless of its source, or (iv) a trust, if a court within the United States is able to exercise primary supervision over its administration and one or more U.S. person have the authority to control all of its substantial decisions, or if the trust has a valid election in effect under applicable Treasury Regulations to be treated as a U.S. person. This discussion also does not, except where specifically noted, address issues of significance to U.S. persons in special situations such as: (i) certain types of tax-exempt entities, (ii) shareholders holding shares through tax-advantaged accounts (such as 401(k) plans or individual retirement accounts), (iii) shareholders holding investments through foreign institutions (financial and non-financial), (iv) financial institutions, (v) broker-dealers, (vi) entities not organized under the laws of the United States or a political subdivision thereof, (vii) shareholders holding shares as part of a hedge, straddle or conversion transaction, (viii) shareholders who are subject to either the U.S. federal alternative minimum tax or the corporate alternative minimum tax, and (ix) insurance companies.

If a partnership (including for this purpose any entity treated as a partnership for U.S. federal income tax purposes) is a beneficial owner of shares, the tax treatment of a partner in the partnership will generally depend upon the status of the partners and the activities of the partnership. Partnerships that are considering the purchase of shares and their partners should consult their own tax advisers regarding the U.S. federal income tax consequences of the purchase, ownership and disposition of shares.

Distributions by the Fund also may be subject to state and local taxes and their treatment under state and local income tax laws may differ from federal income tax treatment. Distributions from the Fund that are derived from interest on obligations of the U.S. Government and certain of its agencies and instrumentalities may also be exempt from state and local income taxes in certain states.

Taxation of the Fund

The Fund intends to qualify as a regulated investment company under Subchapter M of the Code, and to timely distribute out all, or substantially all, of its income to shareholders each year, so that the Fund itself generally will be relieved of federal income and excise taxes. The Fund also intends to be treated as a separate entity for federal income tax purposes. Thus, the provisions of the Code applicable to regulated investment companies generally will apply separately to the Fund even though the Fund is a series of the Trust. Furthermore, the Fund will separately determine its income, gain, losses and expenses for federal income tax purposes.

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In order to qualify for the special tax treatment accorded regulated investment companies and their shareholders, the Fund must, among other things: (i) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies and net income derived from interests in “qualified publicly traded partnerships;” (ii) diversify its holdings so that at the end of each fiscal quarter, (a) at least 50% of the value of its total assets consists of cash and cash items (including receivables), U.S. government securities, securities of other regulated investment companies, and other securities limited generally, with respect to any one issuer, to no more than 5% of the value of such Fund’s total assets and 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of such Fund’s total assets is invested in (1) the securities (other than those of the U.S. government or other regulated investment companies) of any one issuer, (2) the securities (other than the securities of other regulated investment companies) of two or more issuers which such Fund controls and which are engaged in the same, similar or related trades or businesses, or (3) in the securities of one or more qualified publicly traded partnerships, and (iii) distribute with respect to each taxable year an amount equal to or exceeding the sum of (a) 90% of its “investment company taxable income,” as that term is defined in the Code (which generally includes, among other things, dividends, taxable interest, and the excess of any net short-term capital gains over net long-term capital losses, as reduced by certain deductible expenses) without regard to the deduction for dividends paid, and (b) 90% of its tax-exempt interest income, net of expenses allocable thereto. For purposes of meeting the diversification requirement described in (ii) above, in the case of the Fund’s investment in loan participations, the issuer may be the financial intermediary or the borrower. The requirements for qualification as a regulated investment company may significantly limit the extent to which the Fund may invest in some investments.

With respect to (i) above, the Internal Revenue Service (the “IRS”) may limit qualifying income from foreign currency gains to the amount of such currency gains that are directly related to a regulated investment company’s principal business of investing in stock or securities (or options and futures with respect thereto). For purposes of the 90% gross income requirement described in (i) above, income derived from a partnership will generally be treated as qualifying income only to the extent such income is attributable to items of income of the partnership which would be qualifying income if realized by the regulated investment company. However, 100% of the net income derived from an interest in a qualified publicly traded partnership (defined as an entity taxed as a partnership (x) interests in which are traded on an established securities market or readily tradable on a secondary market or the substantial equivalent thereof and (y) that derives less than 90% of its income from the qualifying income described in (i) above) will be treated as qualifying income. In addition, although in general the passive activity loss rules of the Code do not apply to regulated investment companies, such rules do apply to a regulated investment company with respect to items attributable to an interest in a qualified publicly traded partnership. Finally, for purposes of (ii)(a) above, the term “outstanding voting securities of such issuer” will include the equity securities of a qualified publicly traded partnership.

If the Fund were to fail to make sufficient distributions in a year, the Fund would be subject to corporate income taxes and/or excise taxes in respect of the shortfall or, if the shortfall is large enough, the Fund could be disqualified as a regulated investment company. If the Fund were disqualified as a regulated investment company: (i) the Fund would be taxed at regular corporate rates without any deduction for distributions to shareholders; and (ii) shareholders would be taxed as if all dividends they received were ordinary dividends or in some, qualified dividends, although corporate shareholders could be eligible for the dividends received deduction. To qualify again to be taxed as a regulated investment company that is accorded special treatment in a subsequent year, the Fund could be required to pay substantial taxes, penalties and interest and make substantial distributions which may be taxed to shareholders as either ordinary income or qualified dividend income. In addition, if the Fund fails to qualify as a regulated investment company for a period greater than two taxable years, such Fund may be required to recognize and pay tax on any net built-in gain (the excess of aggregate gain, including items of income, over aggregate loss that would have been realized if the Fund had been liquidated) or, alternatively, to be subject to taxation on such built-in gain recognized for a period of five years, in order to qualify as a regulated investment company in a subsequent year.

As a regulated investment company, the Fund generally will not be subject to U.S. federal income tax on its net capital gains (that is any net long-term capital gains in excess of the net short-term capital losses) properly reported by the Fund in a written statement to shareholders as capital gain dividends (“capital gain dividends”) and its investment company taxable income, if any, that the Fund distributes to shareholders on a timely basis. The Fund generally intends to distribute substantially all of its investment company taxable income and net capital gains, after offsetting any capital loss carryforwards, as its capital gain dividends in a taxable year. If the Fund does retain any investment company taxable income, it will be subject to tax at regular corporate rates on the amount retained. However, the Fund may elect to have certain distributions paid after the close of a tax year treated as having been paid during the tax year for purposes of the regulated investment company distribution requirements and for purposes of determining its taxable income (“spill-back dividends”). Spill-back dividends are taxed to shareholders in the year in which they are received.

If the Fund retains any net capital gain, it will also be subject to tax at regular corporate rates on the amount retained, but may designate the retained amount as undistributed capital gains in a notice to its shareholders who (i) will be required to include in income for U.S. federal income tax purposes, as long-term capital gain, their shares of such undistributed amount, and (ii) will be entitled to credit their proportionate shares of the tax paid by such the Fund on such undistributed amount against their U.S. federal income tax liabilities, if any. For U.S. federal income tax purposes, the tax basis of shares owned by a shareholder of such the Fund will be increased by an amount equal to the difference between the amount of undistributed capital gains included in the shareholder’s income and the tax deemed paid by the shareholder under clause (ii) of the preceding sentence.

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Generally, the excess (if any) of the Fund’s net short-term capital loss over the net long-term capital gain for a taxable year will carry over as a short-term capital loss arising on the first day of the next tax year. In addition, the excess (if any) of the Fund’s net long-term capital loss over the net short-term capital gain for the year will carry over as a long-term capital loss arising on the first day of the next tax year. Unused capital losses realized in taxable years may be carried forward indefinitely until they are used to offset capital gains.

If future capital gains are offset by carried-forward capital losses, such future capital gains will not be subject to Fund-level federal income tax, regardless of whether they are distributed to shareholders. However, future capital gains offset by carried-forward capital losses are generally subject to taxation as ordinary dividends to shareholders if distributed. The Fund cannot carry back or carry forward any net operating losses.

The Fund may be limited under Code Section 382 in its ability offset its taxable income by capital loss carryforwards and net unrealized built-in losses after an “ownership change” of the Fund. The term “net unrealized built-in losses” refers to the excess, if any, of the Fund’s aggregate adjusted basis in its assets immediately before an ownership change, over the fair market value of such assets at such time, subject to a de minimis rule. The Fund would experience an ownership change under Code Section 382 if and when 5-percent shareholders of the Fund increase their ownership by more than 50 percentage points in the aggregate over their respective lowest percentage ownership of Fund shares in a 3-year period. Under Code Section 382, if the Fund experiences an ownership change, the Fund may use its pre-change tax capital loss carryforwards and net unrealized built-in losses in a year after the ownership change generally only up to the product of the fair market value of the Fund’s equity immediately before the ownership change and a certain interest rate published monthly by Treasury known as the applicable long-term tax-exempt rate. The foregoing limitation on the use of pre-ownership change net unrealized built-in losses only applies for a period of five years after the ownership change, while the foregoing limitation on the use of pre-ownership change capital loss carryforwards lasts indefinitely.

A regulated investment company may elect to treat any post-October capital loss (defined as the Fund’s net capital loss, net long-term capital loss, or net short-term capital loss, as applicable, in each case attributable to the portion of the taxable year after October 31) and late-year ordinary loss (generally, (i) net ordinary losses from the sale, exchange or other taxable disposition of property, attributable to the portion of the taxable year after October 31, plus (ii) other net ordinary losses attributable to the portion of the taxable year after December 31, as if incurred in the succeeding taxable year.

If the Fund fails to distribute in a calendar year an amount at least equal to 98% of its ordinary taxable income and at least 98.2% of their capital gain net income (excess of capital gains over capital losses) for the one year period ending October 31 of such calendar year including any retained amount for the prior year, such Fund will be subject to a non-deductible 4% excise tax on the undistributed amounts. For these purposes, ordinary gains and losses from the sale, exchange or other taxable disposition of the property that would be properly taken into account after October 31 are treated as arising on January 1 of the following calendar year. For purposes of the excise tax, the Fund will be treated as having distributed any amount on which it has been subject to corporate income tax in the taxable year ending within the calendar year. A dividend paid to shareholders in January of a year generally is deemed to have been paid on December 31 of the preceding year, if the dividend is declared and payable to the shareholders of record on a date in October, November or December of that preceding year.

The Fund intends to make sufficient distributions or deemed distributions of its ordinary taxable income and any capital gain net income prior to the end of each calendar year to avoid liability for this excise tax, although there can be no assurance that the Fund will be able to do so. The Fund reserves the right to pay an excise tax rather than make an additional distribution when circumstances warrant (for example, the amount of excise tax to be paid is deemed de minimis).

Equalization Accounting

The Fund may use “equalization accounting” to determine the portion of its income and gains that has been distributed with respect to each taxable year. Under equalization accounting, the Fund would allocate a portion of its undistributed investment company taxable income and net capital gain to redemptions of Fund shares. This method would allow the Fund to reduce the amount of such income and gains that it distributes to non-redeeming shareholders but would not reduce the total return on a shareholder’s investment. If the IRS determines that the Fund’s equalization method is improper and that the Fund has under-distributed its income and gain for any taxable year, the Fund may be liable for federal income and/or excise tax. Equalization accounting is not available for the Fund that is a personal holding company for federal income tax purposes.

Personal Holding Company

If the Fund is a “personal holding company” and fails to distribute (or to be treated as distributing) all of its investment company taxable income, the Fund may also be subject to a 20% nondeductible tax on its “undistributed personal holding company income.” The Fund would generally be a personal holding company for a taxable year if five or fewer individuals own more than 50% of its outstanding shares at any time in the last half of the taxable year. The term “individual” for this purpose includes private foundations and certain trusts. The Fund does not expect to be subject to the tax on undistributed personal holding company income, although there can be no assurance that this will never occur.

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Taxation of Fund Distributions

For U.S. federal income tax purposes, distributions of investment company taxable income are generally taxable as ordinary income to the extent of the Fund’s current or accumulated “earnings and profits.” Taxes on distributions of capital gains are determined by how long the Fund owned the investments that generated them, rather than how long a shareholder has owned his or her shares of the Fund. Distributions of net capital gains from the sale of investments that the Fund owned for more than one year and that are properly designated by such Fund as capital gain dividends (i.e., “capital gain dividends”) will be taxable to Fund shareholders as long-term capital gains. Generally, distributions of gains from the sale of investments that the Fund owned for one year or less will be taxable as ordinary income.

The Fund may designate certain dividends as derived from “qualified dividend income,” which, when received by an individual, will be taxed at a maximum federal income tax rate applicable to long-term capital gain, which (for this purpose) is 20%. Dividend income distributed to individual shareholders will qualify as “qualified dividend income” as that term is defined in section 1(h)(11)(B) of the Code to the extent such distributions are attributable to income from the Fund’s investments in common and preferred stock of U.S. companies and stock of certain qualified foreign corporations provided that certain holding period and other requirements are met by both the Fund (with respect to the dividend paying corporation’s stock) and its shareholders (with respect to the Fund’s shares). If dividends received by the Fund during any taxable year constitute 95% or more of its gross income (excluding net capital gain), then all of the Fund dividends (other than those properly designated as capital gain dividends) may be treated as qualified dividend income.

Distributions of earnings and gains are taxable to shareholders even if they are paid from income or gains earned by the Fund before a shareholder invested in such Fund (and thus were included in the price the shareholder paid) and whether shareholders receive them in cash or reinvest them in additional shares. Each shareholder who receives dividends or distributions in the form of additional shares will generally be treated for U.S. Federal income tax purposes as receiving a distribution in an amount equal to the amount of money that the shareholder would have received if he or she had instead elected to receive cash distributions. A shareholder’s tax basis in the shares so received will be equal to such amount.

Any gain resulting from the sale or exchange of Fund shares generally will be taxable as capital gains. Dividends declared in October, November or December of any year that are payable to shareholders of record on a specified date in such months will be deemed to have been received by shareholders and paid by the Fund on December 31 of such year if such dividends are actually paid during January of the following year.

The maximum long-term capital gain rate applicable to individuals generally is 20%. Capital gains are also subject to the surtax on net investment income. See “Surtax on Net Investment Income” below.

Dividends received by corporate shareholders that are reported by the Fund in a written statement furnished to shareholders may qualify for the 50% dividends received deduction to the extent of the amount of qualifying dividends received by the Fund from domestic corporations and to the extent (if any) that a portion of interest paid or accrued on certain high yield discount obligations owned by such Fund is treated as dividends. In order to receive this deduction, certain holding period requirements apply. Among such requirements, pursuant to Code Sections 246 and 854, the Fund’s corporate shareholders must hold their Fund shares at least 46 days for the 91-day period beginning on the date 45 days before the date on which the Fund’s shares becomes ex-dividend. Additionally, the Fund must meet the same holding period requirements but with respect to shares of the domestic corporation issuing dividends. Other restrictions on the dividends received deduction may apply.

If the Fund makes a distribution in excess of its current and accumulated “earnings and profits” in any taxable year, the excess distribution will be treated as a return of capital to the extent of a shareholder’s tax basis in his or her shares, and thereafter as capital gain. A return of capital is not taxable, but it reduces a shareholder’s basis in his or her shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition by the shareholder of such shares.

Section 163(j) of the Code generally limits the deductibility of business interest to the sum of the taxpayer’s business interest income and 30% of its adjusted taxable income. Certain small businesses are exempt from such limitations. Under Treasury Regulation, a regulated investment company that earns business interest income is permitted to pay section 163(j) interest dividends to its shareholders. A shareholder that receives a section 163(j) interest dividend generally may treat the dividend as interest income for purposes of Code Section 163(j) if certain holding period requirements are met. Generally, the shareholder must have held the fund shares for more than 180 days during the 361-day window beginning 180 days before the ex-dividend date, and the shareholder must not be obligated (under a short sale or otherwise) to make related payments with respect to substantially similar or related property.

Exempt-interest dividends, if any, paid by the Fund to its shareholders would be treated as excludable from gross income in the hands of the shareholders under Code Section 103(a) (providing exclusion from taxable income for interest on certain state or local bonds). The Fund would qualify to pay exempt-interest dividends to its shareholders under the Code only if, at the close of each quarter of the Fund’s taxable year, at least 50% of the value of the total assets of the Fund consists of obligations described in Section 103(a) of the Code. The Fund will not satisfy this test. Accordingly, none of the distributions paid by the Fund to its shareholders will be exempt-interest dividends.

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Sale or Redemption of Shares

The sale or redemption of Fund shares (including Creation Units) may give rise to a taxable gain or loss to the redeeming shareholder equal to the difference between the amount received for shares and the shareholder’s adjusted tax basis in the shares. In general, any gain or loss realized upon a taxable disposition of Fund shares will be treated as long-term capital gain or loss if the shares have been held for more than one year. Otherwise, such gain or loss will be treated as short-term capital gain or loss. However, any loss realized upon a taxable disposition of shares held for six months or less will be treated as long-term, rather than short-term, to the extent of any long-term capital gain distributions received (or deemed received) by the shareholder with respect to the shares. All or a portion of any loss realized upon a taxable disposition of Fund shares will be disallowed if other substantially identical shares of the Fund are purchased within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares or units will be adjusted to reflect the disallowed loss. The deductibility of capital losses is subject to limitations.

Special Tax Considerations

The following discussion relates to the U.S. federal income tax consequences of the particular investment policies of the Fund.

Securities Issued or Purchased at a Discount

The Fund may acquire debt obligations that have original issue discount. “Original issue discount” is the excess of a debt obligation’s stated redemption price at maturity over the obligation’s issue price. Under long-standing tax rules, a taxpayer that acquires an obligation with original issue discount generally is required to include the original issue discount in income on a constant yield-to-maturity basis without regard to when, or whether, payments are made on the obligation. Obligations owned by the Fund that have original issue discount may include investment in payment-in-kind securities, and certain other obligations. Obligations with original issue discount owned by the Fund will give rise to income that the Fund will be required to distribute even though the Fund does not receive an interest payment in cash on the obligation during the year and may never receive such payment. In order to generate sufficient cash to make the requisite distributions, the Fund may be required to sell securities in its portfolio that it otherwise would have continued to hold. The Fund may realize gains or losses from such sales. If the Fund realizes net capital gains from such transactions, its shareholders may receive a larger capital gain distribution than they would in the absence of such transactions.

Some debt obligations that are acquired by the Fund in the secondary market may be treated as having market discount. “Market discount” is generally the excess of the stated redemption price of the bond at maturity over the basis of the bond immediately after its acquisition by the taxpayer. Generally, any gain recognized on the receipt of principal payments or on the disposition of a debt security having market discount has been treated as ordinary income to the extent the gain does not exceed the “accrued market discount” on such debt security. Market discount generally accrues in equal daily installments. The Fund may make certain elections applicable to debt obligations having market discount, which could affect the character and timing of recognition of income for U.S. federal income tax purposes. When recognized, market discount is taxable as ordinary income even if interest on the debt obligation in question is tax exempt.

Passive Foreign Investment Companies

The Fund may own shares in certain foreign investment entities, referred to as “passive foreign investment companies” (“PFICs”). In order to avoid U.S. federal income tax and an additional charge on a portion of any “excess distribution” from PFICs or gain from the disposition of PFIC shares, the Fund may elect to “mark-to-market” annually its investments in such entities, which will result in such Fund being treated as if it had sold and repurchased all the PFIC stock at the end of each year. As a result of the mark-to-market election, an electing Fund would report any such gains as ordinary income and would deduct such losses as ordinary losses to the extent of previously recognized gains. By making the mark-to-market election, the Fund could potentially mitigate the adverse tax consequences with respect to its ownership of shares in a PFIC, but in any particular year it may be required to recognize income in excess of the distributions it receives from PFICs and its proceeds from dispositions of PFIC stock. As a regulated investment company, the Fund may have to distribute this “phantom” income and gain to satisfy the distribution requirement and to avoid imposition of the excise tax described above.

Alternatively, the Fund may elect to treat the PFIC as a “qualified electing fund” (a “QEF election”), in which case the Fund would be required to include its share of the company’s income and net capital gains annually, regardless of whether it receives distributions from the PFIC. As with the mark-to-market election, these amounts would be taken into account by the Fund for purposes of satisfying the distribution requirement and the excise tax distribution requirement. Amounts included in income under a QEF election would be qualifying dividend income for a RIC if either (i) the earnings attributable to the inclusions are distributed in the taxable year of the inclusion, or (ii) such earnings are derived with respect to the RIC’s business of investing in stock, securities or currencies. In order to make a QEF election, the Fund would be required to obtain certain annual information from the PFICs in which it invests, which may be difficult or impossible to obtain. Income from investments in PFICs generally will not qualify for treatment as qualified dividend income. Dividends paid by PFICs or by foreign corporations that were PFICs in the year preceding the payment of the dividends are ineligible to be treated as qualified dividend income.

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 If the Fund is unable to identify an investment as a PFIC and thus does not make a mark-to-market election or a QEF election, the Fund may be subject to U.S. federal income tax and interest on a portion of any “excess distribution” or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the Fund to its shareholders.

Controlled Foreign Corporations

The Fund also may invest in entities referred to as “controlled foreign corporations” (“CFCs”). A CFC is a foreign corporation in which more than 50% of the stock, by vote or value, is owned, directly or constructively under certain attribution rules, by U.S. persons each of whom own, directly or constructively, 10% or more of the stock of a foreign corporation by vote or by value (“U.S. shareholders”). If the Fund is a U.S. shareholder with respect to a CFC, the Fund is generally required to annually include in income its allocable share of the CFC’s (i) “subpart F income” and (ii) global intangible low-tax income (“GILTI”), both as defined by the Code, regardless of whether or not the CFC distributes such amounts to the Fund. Amounts included in gross income by the Fund as subpart F income of a CFC are qualifying income for a regulated investment company under Code Section 851(b) if either (i) such amounts are distributed to the Fund in the taxable year in which they are earned by the CFC, or (ii) such income is derived with respect to the Fund’s business of investing in stock, securities or currencies. Treasury Regulations provide that GILTI inclusions are treated in the same manner for purposes of Code Section 851(b) as subpart F inclusions, except as may be provided in future Treasury Regulations.

Real Estate Investment Trusts

Investments by the Fund in REIT equity securities may require the Fund to accrue and distribute income not yet received. To generate sufficient cash to make the requisite distributions, the Fund may be required to sell securities in its portfolio (including when it is not advantageous to do so) that it otherwise would have continued to hold.

The Fund’s investments in REIT equity securities, if any, may result in the Fund’s receipt of cash in excess of the REIT’s earnings. If the Fund receives such distributions all or a portion of these distributions will constitute a return of capital to the Fund. Receiving a return of capital distribution from a REIT will reduce the amount of income available to be distributed to Fund shareholders. Income from REIT securities generally will not be eligible for treatment as qualified dividend income.

Under Code Section 199A, a deduction of up to 20% is available for taxable years beginning before 2026 to taxpayers other than corporations for qualified business income from certain pass-through businesses, including “qualified REIT dividends” from REITs (i.e., ordinary REIT dividends other than capital gains dividends and REIT dividends designated as qualified dividend income).A regulated investment company may pay and report “section 199A dividends” to its shareholders with respect its qualified REIT dividends. The amount of section 199A dividends that the Fund may pay and report to its shareholders is limited to the excess of the “qualified REIT dividends” that the Fund receives from REITs for a taxable year over the Fund’s expenses allocable to such dividends. A shareholder may treat section 199A dividends received on a share of the Fund as “qualified REIT dividends” if the shareholder has held the share for at least 46 days during the 91-day period beginning 45 days before the date on which the share becomes ex-dividend, but only to the extent that the shareholder is not under an obligation (under a short-sale or otherwise) to make related payments with respect to positions in substantially similar or related property. A shareholder may include 20% of the shareholder’s “qualified REIT dividends” in the computation of the shareholder’s “combined qualified business income amount” under Code Section 199A. Code Section 199A allows a taxpayer (other than a corporation) a deduction for a taxable year beginning before 2026 equal to the lesser of (A) the taxpayer’s “combined qualified business income amount” or (B) 20% of the excess of the taxpayer’s taxable income over the taxpayer’s net capital gain for the year.

Financial Products

The Fund’s investments in options, hedging transactions, forward contracts, swaps and certain other transactions will be subject to special tax rules (including mark-to-market, constructive sale, straddle, wash sale, short sale and other rules), the effect of which may be to accelerate income recognized by the Fund, defer the Fund’s losses, cause adjustments in the holding periods of the Fund’s securities, convert capital gain into ordinary income and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to Fund shareholders.

Certain positions undertaken by the Fund may constitute “straddles” for U.S. federal income tax purposes. The straddle rules may affect the character of gains or losses realized by the Fund. Losses realized by the Fund that are part of a straddle may be deferred beyond the point in time that they are realized. The straddle rules, if applicable, could increase the amount of short-term capital gain realized by the Fund, which is taxed as ordinary income when distributed to shareholders. Certain tax elections that the Fund may make with respect to straddles could affect the character and timing of recognition of gains and losses.

Rules governing the tax aspects of notional principal contracts in which the Fund may invest are not clear in various respects. As a result, the IRS could challenge the Fund’s methods of accounting for U.S. federal income tax purposes for such contracts, and such a challenge could affect the status of the Fund as a regulated investment company.

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When the Fund sells a put or call option, the premium received generally is not included in income at the time of receipt. If the option expires, the premium is generally included in income of the Fund as short-term capital gain. If the Fund enters into a closing transaction, the difference between the amount paid to close out its position and the premium received is generally short-term capital gain or loss. If a call option written by the Fund is exercised, thereby requiring the Fund to sell the underlying security, the premium will increase the amount realized upon the sale of such security and any resulting gain or loss generally will be a capital gain or loss, and will be long-term or short-term depending upon the holding period of the security. With respect to a put or call option that is purchased by the Fund, if the option is sold, any resulting gain or loss generally will be a capital gain or loss, and will be long-term or short-term, depending upon the holding period of the option. If the option expires, the resulting loss is a capital loss and is long-term or short-term, depending upon the holding period of the option. If the option is exercised, the cost of the option, in the case of a call option, is added to the basis of the purchased security and in the case of a put option, reduces the amount realized on the underlying security in determining gain or loss.

Some of the Fund’s investments, such as certain option transactions, futures contract transactions, and forward foreign currency exchange contracts may be “section 1256 contracts.” With certain exceptions, gains or losses attributable to section 1256 contracts are treated as sixty percent long-term capital gains or losses and forty percent short-term capital gains or losses (“60/40”). Section 1256 contracts held by the Fund at the end of a taxable year (and, generally, for purposes of the excise tax, on October 31 of each year) are “marked-to market” with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is treated as 60/40 gain or loss.

The application of certain requirements for qualification as a regulated investment company and the application of certain other federal income tax rules may be unclear in some respects in connection with investments in certain derivatives and other investments. As a result, the Fund may be required to limit the extent to which it invests in such investments and the IRS may not agree with the Fund’s treatment of such investments. In addition, the tax treatment of derivatives and certain other investments may be affected by future legislation, Treasury Regulations and guidance issued by the IRS (which could apply retroactively) that could affect the timing, character and amount of the Fund’s income and gains and distributions to shareholders, affect whether the Fund has made sufficient distributions and otherwise satisfied the requirements to maintain its qualification as a regulated investment company and avoid federal income and excise taxes or limit the extent to which the Fund may invest in certain derivatives and other investments in the future.

Non-U.S. Securities and Currency Transactions

Gains and losses attributable to fluctuations in exchange rates that occur between the time the Fund accrues interest, dividends or other receivables, or accrues expenses or other liabilities denominated in a foreign currency, and the time the Fund collects the U.S. dollar amounts of such receivables, or pays such liabilities, generally are treated as ordinary income or ordinary loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of certain options and forward and futures contracts, gains or losses attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of disposition also are treated as ordinary gain or loss. These gains or losses may increase, decrease, or eliminate the amount of the Fund’s investment company taxable income to be distributed to its shareholders as ordinary income.

Non-U.S. Taxes

Income received by the Fund from foreign sources may be subject to foreign withholding taxes and other similar income taxes. Although the Fund that pays foreign taxes generally may elect either to claim a foreign tax credit or to deduct foreign taxes in computing its taxable income, the Fund may have insufficient tax liability to fully utilize such a credit or deduction because the Fund’s taxable income is reduced by distributions to its shareholders. However, if more than fifty percent of the value of the Fund’s total assets at the close of its taxable year were to consist of securities of foreign corporations, the Fund would be eligible to elect to “pass-through” to its shareholders the amount of such foreign taxes paid by the Fund. Alternatively, if the Fund were to qualify as a “qualified fund of funds,” such Fund could be entitled to elect to pass-through its foreign tax credits without regard to the above described fifty percent requirement. For this purpose, the term “qualified fund of funds” means a regulated investment company if (at the close of each quarter of the taxable year) at least fifty percent of the value of its total assets is represented by interests in other regulated investment companies. The Fund does not expect to qualify for either election described in this paragraph and make no assurances as to either the availability of any election discussed in this section or their willingness to make any such election.

Tax-Exempt Shareholders

Under current law, the Fund serves to “block” (that is, prevent the attribution to shareholders of) unrelated business taxable income (“UBTI”) from being realized by its tax-exempt shareholders. Notwithstanding the foregoing, a tax-exempt shareholder could realize UBTI by virtue of its investment in the Fund. For example, a tax-exempt shareholder could realize UBTI by virtue of its investment in the Fund if either: (1) the applicable Fund invests in REITs that hold residual interests in REMICs, in which event any related UBTI may not be offset by net operating losses; or (2) shares in the applicable Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of section 514(b) of the Code. If a charitable remainder trust (as defined in section 664 of the Code) realizes any UBTI for a taxable year, it will be subject to an excise tax equal to the amount of such UBTI. The Fund may invest in REITs that hold residual interests in REMICs.

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Backup Withholding

The Fund is required in certain cases to withhold and remit to the United States Treasury a percentage of the taxable dividends or gross sale proceeds paid to any shareholder who (i) fails to provide a correct taxpayer identification number, (ii) has been identified by the IRS as otherwise subject to backup withholding, or (iii) fails to certify that he or she is not subject to back-up withholding. The backup withholding rate is twenty-four percent for tax years beginning before January 1, 2026.

Backup withholding is not an additional tax. Amounts withheld under the backup withholding rules from a payment to a shareholder generally may be refunded or credited against the shareholder’s federal income tax liability, if any, provided that certain required information is timely furnished to the IRS. A shareholder who has not been notified by the IRS that it is subject to backup withholding may normally avoid backup withholding by furnishing a properly completed IRS Form W-9. If a shareholder fails to furnish a valid TIN upon request, the shareholder can be subject to IRS penalties.

Cost Basis Reporting

The Fund (or its administrative agent) must report to the IRS and furnish to its shareholders cost basis information for Fund shares when the shares are redeemed, exchanged, or otherwise sold and whether shareholders had a short-term or long-term holding period. The Fund must also report the gross proceeds from the sale of Fund shares (regardless of when they were purchased). The Fund will allow shareholders to elect from among several IRS-accepted cost basis methods to calculate the cost basis of their covered shares. In the absence of such an election, the Fund will use a default cost basis method. In general, the cost basis method elected or applied may not be changed after the settlement date of a sale of Fund shares. Once the Fund shareholder has elected a cost basis reporting method, the election will apply to all future transactions in covered shares unless the shareholder revokes or changes the standing election. Fund shareholders should consult with their tax advisers concerning the most desirable IRS-accepted cost basis method for their tax situation.

Surtax on Net Investment Income

An additional 3.8% Medicare surtax will be imposed on certain net investment of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain amounts. Net investment income includes interest, dividends, royalties, rents, gross income from a trade or business involving passive activities, and net gain from disposition of property (other than property held in a non-passive trade or business). Net investment income also includes ordinary income and capital gain distributions received with respect to shares of the Fund and net gains from redemptions or other taxable dispositions of Fund shares. Net investment income is reduced by deductions properly allocable to such income.

Foreign Shareholders

For purposes of this discussion, the term “Foreign Shareholders” refers to owner of beneficial interests in shares of the Fund that are foreign persons, including: (i) individuals classified as nonresident aliens for U.S. tax purposes, (ii) foreign trusts (i.e., trusts other than a trust with respect to which a U.S. court is able to exercise primary supervision over administration of that trust and one or more U.S. persons have authority to control substantial decisions of that trust), (iii) foreign estates (i.e., an estate the income of which is not subject to U.S. tax on its foreign-source income), and (iv) foreign corporations (i.e., entities classified as corporations for U.S. tax purposes other than an entity organized under the laws of the United States or any state). If a partnership (including for this purpose any entity, whether domestic or foreign, that is treated as a partnership for U.S. federal income tax purposes) is a beneficial owner of shares, the tax treatment of the partnership and partners in the partnership will generally depend upon the status of the partners and the partnership. Partnerships that own, or are considering the purchase of shares of, the Fund should consult their tax advisers regarding the U.S. federal income tax consequences of the purchase, ownership and disposition of shares of the Fund.

U.S. Withholding Requirements Generally

Subject to the exceptions described below, distributions made to Foreign Shareholders will be subject to non-refundable federal income tax withholding at a 30% rate (or such lower rate provided under an applicable income tax treaty) even if they are funded by income or gains (such as portfolio interest, short-term capital gains, or foreign-source dividend and interest income) that, if paid to a foreign person directly, would not be subject to withholding. If any distribution made by the Fund is “effectively connected” with a U.S. trade or business (or, if an applicable income tax treaty so requires, is attributable to a permanent establishment) of the recipient Foreign Shareholder, federal income tax withholding generally applicable to Foreign Shareholders will not apply provided that the shareholder provides the Fund with proper document (generally on an IRS Form W-8ECI) certifying its eligibility for such treatment, and the distribution will be subject to the tax, withholding, and reporting requirements generally applicable to U.S. Shareholders, and an additional branch profits tax may apply if the Foreign Shareholder is a foreign corporation.

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Short-Term Capital Gain Dividends

If a Foreign Shareholder timely furnishes valid tax documentation on the appropriate IRS Form W-8 certifying its non-U.S. status, short-term capital gain dividends properly reported by the Fund to shareholders as paid from its net short-term capital gains in excess of the Fund’s net long-term capital losses, other than short-term capital gains realized on disposition of U.S. real property interests (see the discussion below under “Redemptions and Capital Gain Dividends”), will not be subject to U.S. withholding tax unless the shareholder is a nonresident alien individual present in the United States for periods aggregating 183 days or more during the taxable year of the dividend and certain other conditions apply.

Interest-Related Dividends

If a Foreign Shareholder timely furnishes valid tax documentation on the appropriate IRS Form W-8 certifying its non-U.S. status, dividends properly reported by the Fund to shareholders as interest-related dividends and paid from its net “qualified interest income” generally will not be subject to U.S. withholding tax. “Qualified interest income” includes, in general, the sum of Foreign Shareholder’s U.S. source: (i) bank deposit interest, (ii) short-term original issue discount (payable 183 days or less from the date of its original issuance), (iii) interest on obligations in registered form that qualifies as “portfolio interest,” and (iv) any interest-related dividend passed through from another regulated investment company, in each case in excess of expenses allocable to the interest income. However, with respect to clauses (iii) and (iv), the Fund’s interest-related dividends paid to a Foreign Shareholder are subject to U.S. taxation to the extent attributable to interest received by the Fund on indebtedness issued by (a) the Foreign Shareholder, (b) any corporation or partnership of which the Foreign Shareholder is a 10 percent owner, or (c) a person related to the Foreign Shareholder if the Foreign Shareholder is a controlled foreign corporation. In addition, dividends do not qualify as interest-related dividends if paid to Foreign Shareholders in countries for certain periods during which the Secretary of the Treasury determines that there is inadequate information exchange between such country and the United States to prevent the evasion of U.S. income tax by a U.S. person.

Shares Held Through an Intermediary

Where shares of Foreign Shareholder are held through an intermediary, even if the Fund reports a distribution in a manner described above, no assurance can be made that the intermediary will respect such a designation. Foreign Shareholders should contact their intermediaries regarding the application of these rules to their accounts. In addition, the foregoing exemptions from U.S. withholding tax do not apply to withholding required under the Foreign Account Tax Compliance Act (“FATCA”), described under the discussion below under “Foreign Accounts.”

Redemptions and Capital Gain Dividends

In general, a Foreign Shareholder’s capital gains realized on the redemption of Creation Units or other disposition of shares of the Fund or from capital gain dividends are not subject to federal income or withholding tax, provided that the Fund obtains a properly completed and signed certificate of foreign status, unless: (i) such gains or distributions are effectively connected with a U.S. trade or business (or, if an applicable income tax treaty so requires, are attributable to a permanent establishment) of the Foreign Shareholder, (ii) in the case of an individual Foreign Shareholder, the shareholder is present in the United States for a period or periods aggregating 183 days or more during the year of the disposition of Fund shares or the receipt of capital gain dividends and certain other conditions are met, or (iii) the Fund is a “qualified investment entity.” A regulated investment company is a “qualified investment entity” if it either is a “U.S. real property holding corporation” (a “USRPHC) or would be a USRPHC but for the application of certain exceptions to the definition of that term. A USRPHC is a domestic corporation that holds U.S. real property interests (“USRPIs”) the fair market value of which equals or exceeds 50% of the sum of the fair market values of the corporation’s interests in real property and trade or business assets. USRPIs generally include any interest in U.S. real property and any interest (other than solely as a creditor) in a domestic corporation that was a USRPHC in the preceding five years (or during the shareholder’s holding period in shares of the USRPHC, if shorter).

If a Foreign Shareholder is subject to tax for the reason identified in clause (i), above, the tax, withholding, and reporting requirements applicable to U.S. Shareholders generally will apply to the Foreign Shareholder and an additional branch profits tax may apply if the Foreign Shareholder is a foreign corporation. If clause (i) is inapplicable but clause (ii), above, applies, such gains and distributions will be subject to federal income tax at a 30% rate (or such lower rate provided under an applicable income tax treaty). If clause (iii), above, applies, any distributions to a Foreign Shareholder (including, in certain cases, distributions made by the Fund in redemption of its shares) attributable to gains realized by the Fund on the disposition of USRPIs or attributable to certain distributions received by the Fund from a lower-tier regulated investment company or real estate investment trust, would be subject to U.S. tax withholding. In addition, such distributions could result in the Foreign Shareholder being required to file a U.S. income tax return and pay tax on the distributions at regular U.S. federal income tax rates. The consequences to a Foreign Shareholder, including the rate of withholding and the character of such distributions (e.g., as ordinary income or capital gain), would depend upon the extent of the Foreign Shareholder’s current and past ownership of the Fund. In addition, if the Fund were a USRPHC or former USRPHC, it could, in certain circumstances. be required to withhold U.S. tax on the proceeds of a share redemption by a greater-than-5% Foreign Shareholder, in which case such Foreign Shareholder generally would also be required to file U.S. tax returns and pay any additional taxes due in connection with the redemption.

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No assurance can be provided that the Fund will not constitute a qualified investment entity or a USRPHC. Whether or not the Fund is characterized as a qualified investment entity or a “USRHPC” will depend upon the nature and mix of the Fund’s assets. Foreign Shareholders should consult their tax advisors concerning the application of these rules to their investment in the Fund.

Other Withholding Rules

In general, a Foreign Shareholder that intends to qualify for a lower rate of withholding from the Fund under an applicable U.S. income tax treaty must provide the Fund with proper document (generally on a Form W-8BEN) certifying its eligibility for treaty relief. Foreign shareholders should consult their tax advisers in this regard.

Distributions and redemption proceeds paid or credited to a Foreign Shareholder are generally exempt from backup withholding. However, a Foreign Shareholder may be required to establish that exemption by providing certification of foreign status on an appropriate Form W-8.

Foreign Accounts

Under the Foreign Account Tax Compliance Act (or FATCA), foreign financial institutions (“FFIs”) or non-financial foreign entities (“NFFEs”) that are Fund shareholders may be subject to a 30% withholding tax on: (1) income dividends paid by the Fund, and (2) certain capital gain distributions and the proceeds of a sale of Fund shares. The FATCA withholding tax generally may be avoided: (a) by an FFI, if it enters into an agreement with the IRS to report certain direct and indirect ownership of foreign financial accounts held by U.S. persons with the FFI, and to satisfy certain withholding requirements and (b) by an NFFE, if it: (i) certifies that is has no substantial U.S. persons as owners or (ii) if it does have such owners, reports information relating to them to the withholding agent (which may be the Fund). The U.S. Treasury has negotiated intergovernmental agreements (each, an “IGA”) with certain countries and is in various stages of negotiations with other foreign countries with respect to one or more alternative approaches to implement FATCA. An entity in one of those countries may be required to comply with the terms of an IGA and applicable local law instead of U.S. Treasury regulations.

An FFI can avoid FATCA withholding by becoming a “participating FFI,” which requires the FFI to enter into a tax compliance agreement with the IRS under section 1471(b) of the Code under which it agrees to verify, report and disclose certain of its U.S. accountholders and provided that such entity meets certain other specified requirements. The FFI will report to the IRS, or, depending on the FFI’s country of residence, to the government of that country (pursuant to the terms and conditions of an applicable IGA and applicable law), which will, in turn, report to the IRS. An FFI that is resident in a country that has entered into an IGA with the U.S. to implement FATCA will be exempt from FATCA withholding provided that the FFI shareholder and the applicable foreign government comply with the terms of such agreement.

An NFFE that is the beneficial owner of a payment from the Fund can avoid FATCA withholding generally by certifying that it does not have any substantial U.S. owners or by providing the name, address and taxpayer identification number of each substantial U.S. owner. The NFFE will report to the Fund or other applicable withholding agent, which will, in turn, report information to the IRS.

Foreign shareholders also may fall into certain exempt, excepted or deemed compliant categories as established by U.S. Treasury regulations, IGAs, and other guidance regarding FATCA. An FFI or NFFE that invests in Fund will need to provide the Fund with documentation properly certifying the entity’s status under FATCA in order to avoid FATCA withholding. The requirements imposed by FATCA are in addition to, the U.S. certification rules to avoid backup withholding described above.

Reportable Transactions

Under Treasury regulations, if a shareholder recognizes a loss with respect to the Fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder (or twice such amounts over a combination of years), the shareholder must file with the IRS a disclosure statement on Form 8886. Whether a loss is reportable under these regulations does not determine whether the taxpayer’s treatment of the loss is proper. Shareholders who own portfolio securities directly are in many cases excepted from this reporting requirement but, under current guidance, shareholders of regulated investment companies are not excepted. A shareholder who fails to make the required disclosure to the IRS may be subject to substantial penalties.

Other Tax Matters

Special tax rules not described in this discussion apply to tax-exempt entities and investments through defined contribution plans and other tax-advantaged plans. Shareholders should consult their tax advisor to determine the suitability of shares of the Fund as an investment by such entities or through such plans and the precise effect of an investment in the Fund would have on their particular tax situation.

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The foregoing discussion relates solely to U.S. federal income tax law. Dividends and distributions also may be subject to state and local taxes. In addition, since master limited partnerships in which the Fund may invest generally conduct business in multiple states, the Fund can be subject to income or franchise tax in each of the states in which the partnership does business. The additional cost of preparing and filing the tax returns and paying the related taxes may adversely impact the Fund’s return on its investment in the master limited partnership.

Investors are urged to consult their tax advisers regarding specific questions as to U.S. federal, state, local and, where applicable, foreign taxes. Foreign investors should consult their tax advisers concerning the U.S. federal income tax consequences of ownership of shares of the Fund, including the certification and filing requirements imposed on foreign investors in order to qualify for exemption from the backup withholding tax rates (or a reduced rate of withholding provided by treaty).

The foregoing is a general and abbreviated summary of the applicable provisions of the Code and related regulations currently in effect. For the complete provisions, reference should be made to the pertinent Code sections and regulations. The Code and regulations are subject to change, possibly with retroactive effect, by legislative or administrative actions.

MANAGEMENT OF THE FUND

Trustees and Officers

The business and affairs of the Fund are managed under the direction of the Board in accordance with the laws of the Commonwealth of Massachusetts and the Trust’s Amended and Restated Declaration of Trust. The Trustees are responsible for major decisions relating to the Fund’s objective, policies and techniques. The Trustees also supervise the operation of the Fund by their officers and review the investment decisions of the officers although they do not actively participate on a regular basis in making such decisions. Information pertaining to the trustees and officers of the Trust is set forth below. Trustees who are not deemed to be “interested persons” of the Trust as defined in the 1940 Act are referred to as “Independent Trustees.” Trustees who are deemed to be interested persons of the Trust as defined in the 1940 Act are referred to as “Interested Trustees.”

INDEPENDENT TRUSTEES

Name, Address(1), Age, Position with the Trust, Term of Position with Trust(2), Number of Portfolios in Fund Complex Overseen by Trustees*(3)	Principal Occupation During Past 5 Years	Other Directorships(4)
Janice M. Teague Retired CPA Birth Year 1954 Trustee: Since February 13, 2007 Chairman: Since January 1, 2021

•          Retired, June 2003 to present;

•          Vice President, Secretary and Assistant Secretary, Berger Financial Group, LLC (investment management), October 1996 to May 2003;

•          Vice President, Secretary and Assistant Secretary, Berger Funds (investment management), September 1996 to May 2003; and

•          Vice President and Secretary, Berger Distributors LLC (broker/dealer), August 1998 to May 2003.

None
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Name, Address(1), Age, Position with the Trust, Term of Position with Trust(2), Number of Portfolios in Fund Complex Overseen by Trustees*(3)	Principal Occupation During Past 5 Years	Other Directorships(4)
Thomas J. Abood Birth Year 1963 Trustee: Since November 1, 2018

•          Previously, Chief Executive Officer and Director, EVO Transportation & Energy Services, Inc., September 2019 to September 2022 (CEO) and 2016 to October 2022 (Director);

•          Board Member, Perception Capital Corp II, Inc, March 2021 to present (member and Chair of Compensation Committee);

•          Director, NELSON Worldwide LLC, May 2018 to present;

•          Board Member and Past Chair of Board, Citation Jet Pilots, Inc., October 2016 to present (Board member) and October 2019 to October 2020 (Chair);

•          Board Member and Past Chair, MacPhail Center for Music Education, September 2011 to July 2021 (Board Member), July 2018 to July 2020 (Chair);

•          Council Member and Chair, Archdiocese Finance Council of St. Paul and Minneapolis, July 2011 to July 2021 (member), July 2014 to July 2021 (Chair);

•          Board Member and Chair, University of St. Thomas School of Law Board of Governors, October 2001 to October 2016 (Board Member) and 2014 to 2015 (Chair);

•          Board Member and Past President, The Minikahda Club, November 2008; November 2011; November 2015 to November 2017 (Board Member) 2016 (President).

Former Director of EVO Transportation and Energy Services, Inc. (2016 to October 2022)

Board Member of Perception Capital Corp II, Inc. March 2021 to present (member and Chair of Compensation Committee)

Neal Andrews Birth Year 1966 Trustee: Since May 17, 2023	• Managing Director, BlackRock, Inc. 2006-2020; Chief Financial Officer, BlackRock Runds, 2007-2020; Chief Financial Officer, BlackRock iShares ETFs (2019).	None
John A. DeTore, CFA Birth Year 1958 Trustee: Since December 31, 2009

•          Director, Strategic R&D, Arga Investment Management (investment management), 2021 to present;

•          CIO, Capitalogix, LLC, 2018 to 2021;

•          CEO/Founder, United Alpha, LLC (investment management firm), 2003 to 2017;

•          CIO, GRT United Alpha, LLC (investment management), 2006 to 2017;

•          CIO, Denver Alternatives, (an investment management division of Denver Investments) 2009 to 2011;

•          Managing Director/Director of Strategic R&D Putnam Investments (investment management), 1999 to 2000;

•          Managing Director/Director of Quantitative Analysis & Equity Product Development, Putnam Investments (investment management), 1994 to 1999.

None
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Name, Address(1), Age, Position with the Trust, Term of Position with Trust(2), Number of Portfolios in Fund Complex Overseen by Trustees*(3)	Principal Occupation During Past 5 Years	Other Directorships(4)
Rick A. Pederson Birth Year 1952 Trustee: Since February 13, 2007

•          President, Foundation Properties, Inc. (real estate investment management company), 1994 to present;

•          Partner, Bow River Capital Partners (private equity investment management firm), 2003 to present;

•          Advisor, Pauls Corporation, 2008 to 2018;

•          Board Member, Kivu Consulting Inc., 2019 to 2022;

•          Board Member, Citywide Banks, 2014-2016; Advisory Board, 2017 to present;

•          Director, National Western Stock Show (not-for-profit organization), 2010 to present;

•          Board Member, IRI Consulting, 2017 to 2019;

•          Board Member, History Colorado (not-for-profit organization), 2015 to 2020;

•          Board Member, Strong-Bridge Consulting, 2015 to 2019;

•          Board Member, Boettcher Foundation (not-for-profit organization), 2018 to present.

Trustee of ALPS ETF Trust (20 funds); and Principal Real Estate Income Fund (1 fund).
James A. Smith Birth Year 1952 Trustee: Since December 31, 2009 Lloyd “Chip” Voneiff Birth Year 1954 Trustee: Since April 30, 2021

•          Vice Chair and Board Member, Western Rivers Conservancy (non-profit), 2014 to present;

•          Private Equity Consultant, 2003 to 2016;

•          Trustee, The Nature Conservancy (non-profit), July 2007-July 2016; Chairman, June 2014 to June 2016

•          Retired, June 2012 – Present;

•          Various Positions leading to Partner of PricewaterhouseCoopers (1976-2012).

None None

*	As of the date of this SAI, the Trustees of the Trust oversee fourteen Segall Bryant & Hamill Funds.
[1]	Each Trustee may be contacted by writing to the Trustee, c/o Segall Bryant & Hamill Trust, 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246.
[2]	Each Trustee holds office for an indefinite term until the earliest of: (a) the election of his successor; (b) the date a trustee dies, resigns, or is removed, adjudged incompetent, or, having become incapacitated by illness or injury, is retired by the Board of Trustees in accordance with the Trust’s Amended and Restated Declaration of Trust; or (c) the Trust terminates.
[3]	The Fund Complex includes funds with a common investment adviser or sub-advisor which is an affiliated person. As of December 31, 2022, there were twenty-eight funds in the Fund Complex: the fourteen Segall Bryant & Hamill Funds offered to the public, Columbia Variable Portfolio Partners Small-Cap Value Fund, iMGP SBH Focused Small Value Fund, JNL Multi-Manager Small Cap Growth Fund, and Mainstay VP Small Cap Growth Portfolio which are also advised by Segall Bryant & Hamill, LLC; Barrett Growth Fund and Barrett Opportunity Fund, advised by Barrett Asset Management, LLC; Cabana Target Drawdown 5 ETF, Cabana Target Drawdown 7 ETF, Cabana Target Drawdown 10 ETF, Cabana Target Drawdown 13 ETF, Cabana Target Drawdown 16 ETF, Cabana Target Leading Sector Conservative ETF, Cabana Target Leading Sector Moderate ETF, and Cabana Target Leading Sector Aggressive ETF, advised by The Cabana Group, LLC.
[4]	Directorships of companies required to report to the SEC under the 1934 Act (i.e., “public companies”) or other investment companies registered under the 1940 Act.

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TRUST OFFICERS(1)

Name, Address(2),Age, Position with Trust, Term of Position	Principal Occupation
Carolyn B. Goldhaber Birth Year 1978 President: Since February 15, 2023	• President, Segall Bryant & Hamill, LLC, May 2022 to present. • Chief Financial Officer, Segall Bryant & Hamill, LLC, June 2014 - May 2022.
Jasper R. Frontz, CPA, CFA Birth Year 1968 Treasurer: Since February 12, 1997 Chief Compliance Officer: Since September 29, 2004

•          Chief Compliance Officer/SBH Funds, Segall Bryant & Hamill, LLC, May 1, 2018 to present;

•          Chief Compliance Officer and Chief Operations Officer, Denver Investments, March 31, 2014 to April 30, 2018; Partner;

•          Denver Investments, January 1, 2014 to April 30, 2018; prior thereto, Vice President, May 2000 to December 2013, and Director of Mutual Fund Administration, June 1997 to May 2000, Denver Investments.

Maggie Bull Birth Year 1965 Secretary: November 16, 2021

•          Vice President, Senior Managing Counsel, Ultimus Fund Solutions, LLC, August 2022 to present;

•          Vice President, Senior Legal Counsel, Ultimus Fund Solutions, LLC, January 2020 to August 2022;

•          Senior Attorney, Ultimus Fund Solutions, LLC, June 2017 to January 2020

•          Chief Compliance Officer and Legal Counsel, Meeder Funds, Meeder Investment Management 2011 to 2016.

Jenny L. Leamer Birth Year 1976 Assistant Treasurer: May 6, 2019

•          SVP, Fund Accounting of Ultimus Fund Solutions, LLC, 2020 to present;

•          Mutual Fund Controller of Ultimus Fund Solutions, LLC, 2014 to present;

•          Ultimus Managers Trust, Treasurer, October 2014 to present;

•          Ultimus Managers Trust, Assistant Treasurer, April 2014 to October 2014;

•          Ultimus Fund Solutions, LLC Business Analyst, 2007 to 2014.

(1) (2)

Each officer is appointed to serve in such capacity until his or her successor is duly appointed and qualified.

Each Officer may be contacted by writing to the Officer, c/o Segall Bryant & Hamill Trust, 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246.

Additional Information About the Trustees’ Qualifications and Experience

The following is a brief discussion of the specific education, experience, qualifications, or skills that led to the conclusion, as of the date of this SAI, that each person identified below should serve as a Trustee for the Trust.

Thomas J. Abood

Mr. Abood has been an Independent Trustee of the Trust since November 29, 2018. From September 2019 to September 2022, he served as Chief Executive Officer and from 2016 to September 2022 served as a Director of EVO Transportation & Energy Services, Inc., a public reporting trucking company that provides transportation services to the United States Postal Service and other freight customers. Mr. Abood also serves as a Director of NELSON Worldwide LLC, a privately held architectural, interior design, engineering and brand consulting services firm and is on the board of Perception Capital Corp II, Inc which is a Special Purpose Acquisition Company (SPAC) which focuses on B2B technology. Mr. Abood also is past Chair of the Reorganization Task Force of the Archdiocese of St. Paul and Minneapolis where he directly supervised and managed the bankruptcy reorganization of the archdiocese. Mr. Abood held various positions at Dougherty Financial Group (“DFG”), a financial services holding company, from 1994 to 2014, including Director, Executive Vice President, General Counsel and Secretary. He was responsible for leading DFG’s investment management

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platform consisting of several independent investment management business. He was selected to serve as a Trustee of the Trust based on his experience in the investment management and financial services industries.

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Neal Andrews

Mr. Andrews has been an Independent Trustee of the Trust since May 17, 2023. He previously served as Managing Director of BlackRock, Inc. from 2006 to 2020 and Chief Financial Officer of BlackRock Funds from 2007 to 2020 and BlackRock iShares ETFs in 2019. He was selected to serve as a Trustee of the Trust based on his business, investment management and accounting experience.

John A. DeTore

Mr. DeTore was an Interested Trustee of the Trust from December 31, 2009 to January 10, 2014. Since January 10, 2014, Mr. DeTore has served as an Independent Trustee. Mr. DeTore has over 30 years of financial services experience. Currently, Mr. DeTore is the Director, Strategic R&D of Arga Investment Management. Previously, Mr. DeTore was the Chief Investment Officer of Capitalogix LLC, since 2018 and prior to that was the Chief Executive Officer and Founder of United Alpha LLC, CIO, GRT United Alpha, LLC, a Portfolio Manager with GRT Capital Partners LLC, an investment management firm, and an Adjunct faculty member of the Sloan School of Management, Massachusetts Institute of Technology. He has held positions at Putnam Investments for eight years and Wellington Management for seven years, primarily leading their respective quantitative research efforts. He was selected to serve as a Trustee of the Trust based on his business, academic, investment management, and financial services experience.

Rick A. Pederson

Mr. Pederson has been an Independent Trustee of the Trust since February 13, 2007. He currently serves as Chief Strategy Officer at Bow River Capital, an investment management firm that sponsors private equity, real estate, and software growth equity funds. Mr. Pederson was previously the President of Foundation Properties, Inc., a real estate investment manager, and founded Ross Consulting Group, advising public and private real property owners globally. He is a Trustee of the ALPS ETF Trust, the Principal Real Estate Income Fund, and the not-for-profit Boettcher Foundation. Mr. Pederson was selected to serve as a Trustee of the Trust based on his business, investment management and financial services experience. He was selected to serve as a Trustee of the Trust based on his business, investment management and financial services experience.

James A. Smith

Mr. Smith has been an Independent Trustee to the Trust since December 31, 2009. Mr. Smith has over 30 years of experience in business, primarily in the telecommunications industry with Qwest and its predecessor and affiliated organizations. Mr. Smith’s principal occupations included serving as a Private Equity Consultant and as a Trustee to The Nature Conservancy. He was selected to serve as a Trustee of the Trust based on his business experience.

Janice M. Teague

Ms. Teague, a Certified Public Accountant (retired), has been an Independent Trustee to the Trust since February 13, 2007. Currently retired, Ms. Teague has over 20 years of financial services experience. Ms. Teague’s business career was primarily working in the legal and fund administration services at both Berger Funds and Janus Funds, holding positions leading up to Vice President at Berger Financial Group LLC. She was selected to serve as a Trustee of the Trust based on her business, investment management, accounting, and financial industry experience.

Lloyd “Chip” Voneiff

Mr. Voneiff, a Certified Public Accountant (inactive), has been an Independent Trustee to the Trust since May 1, 2021. Currently retired, Mr. Voneiff has over 36 years of experience in the public accounting industry, including 26 years as an audit partner with PricewaterhouseCoopers (PwC). At PwC, Mr. Voneiff specialized in serving the asset management industry, including leading the U.S. Asset Management Practice and serving as a member of PwC’s Global Investment Management Leadership Team from 1999 through 2005. He was selected to serve as a Trustee of the Trust based on his business, investment management and accounting experience.

Leadership Structure and Oversight Responsibilities

Overall responsibility for oversight of the Fund rests with the Trustees. The Trust has engaged Segall Bryant & Hamill, LLC to manage the Fund on a day-to day basis. The Board is responsible for overseeing the Adviser and other service providers in the operations of the Fund in accordance with the provisions of the 1940 Act, applicable provisions of state and other laws and the Trust’s charter. The Board is currently composed of six members, all of whom are Independent Trustees. The Board meets at five regularly scheduled meetings each year. In addition, the Board may hold special in-person or telephonic meetings or informal conference calls to discuss specific matters that may arise or require action between regular meetings. As described below, the Board has established an Audit Committee, an Investment Review Committee and a Nominating and Governance Committee and may establish ad hoc committees or working groups from time to time, to assist the Board in fulfilling its oversight responsibilities. Independent Trustees have also engaged independent legal counsel to assist them in performing their oversight responsibilities.

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The Board has appointed Janice M. Teague, an Independent Trustee, to serve in the role of Chairperson (“Chair”). The Chair’s role is to preside at all meetings of the Board and to act as a liaison with the Adviser, other service providers, counsel and other Trustees generally between meetings. The Chair may also perform such other functions as may be delegated by the Board from time to time. The Board reviews matters related to its leadership structure annually. The Board has determined that the Board’s leadership structure is appropriate given the Fund’s characteristics and circumstances. These include the Trust’s multiple series of Fund shares, the Fund’s single portfolio of assets, the Fund’s net assets and the services provided by the Fund’s service providers.

Risk oversight forms part of the Board’s general oversight of the Fund and is addressed as part of various Board and Committee activities. As part of its regular oversight of the Fund, the Board, directly or through a Committee, interacts with and reviews reports from, among others, Fund management, the Adviser, the Fund’s Chief Compliance Officer, the Fund’s legal counsel and the independent registered public accounting firm for the Fund regarding risks faced by the Fund. The Board, with the assistance of Fund management and the Adviser, reviews investment policies and risks in connection with its review of the Fund’s performance. The Board has appointed a Chief Compliance Officer who oversees the implementation and testing of the Fund’s compliance program and reports to the Board regarding compliance matters for the Fund and its principal service providers. In addition, as part of the Board’s periodic review of the Fund’s advisory, sub-advisory and other service provider agreements, the Board may consider risk management aspects of these service providers’ operations and the functions for which they are responsible.

Standing Board Committees

The Board has established three committees, the Audit Committee, Investment Review Committee, and Nominating and Governance Committee.

The Investment Review Committee is responsible for reviewing, in an oversight capacity, the investment activities of the Fund. The Investment Review Committee is comprised of Messrs. Abood (Chairman), DeTore, and Pederson. The Investment Review Committee met four times during the fiscal year ended December 31, 2022.

The Audit Committee annually considers such matters pertaining to the Trust’s books of account, financial records, internal accounting controls and changes in accounting principles or practices as the Trustees may from time to time determine. The Committee considers the engagement and compensation of the Independent Public Accounting Firm. The Committee ensures receipt from the Independent Public Accounting Firm of a formal written statement delineating relationships between the Independent Public Accounting Firm and the Trust, consistent with applicable auditing standards. The Committee also meets with the Independent Public Accounting Firm at least once each year outside the presence of management representatives to review the scope and results of the audit and typically meets quarterly or otherwise as requested by the Committee’s Chairperson or the Independent Public Accounting Firm. This Committee is also responsible for receiving reports of evidence of Material Violations, as defined under the committee guidelines, determining whether an investigation is necessary with respect to any such report and, if deemed necessary or appropriate, investigating and recommending an appropriate response thereto. The Audit Committee comprises Messrs. Andrews, Smith and Voneiff (Chairperson), and Ms. Teague. All of the members of the Audit Committee are Independent Trustees. The Audit Committee met four times during the fiscal year ended December 31, 2022.

The Nominating and Governance Committee is responsible for the selection and nomination of candidates for appointment or election to serve as Trustees and in establishing, implementing and executing policies, procedures, and practices that assure orderly and effective governance of the Trust. The Nominating and Governance Committee believes the Board generally benefits from diversity of background, experience and views among its members, and considers this a factor in evaluating the composition of the Board but has not adopted any specific policy in this regard. The Nominating and Governance Committee comprises Ms. Teague (Chairperson) and Messrs. Abood, DeTore, and Pederson, each of whom is an Independent Trustee. The Nominating and Governance Committee will consider nominees recommended by shareholders. Recommendations should be submitted to the Committee in care of the Trust’s Secretary. The Nominating and Governance Committee met two times during the fiscal year ended December 31, 2022.

Independent Trustee Retirement Policy

A Trustee may serve as a Trustee of the Trust subject to the Trust’s mandatory retirement policy, which requires any Trustee to retire upon the end of the Calendar year in which they attain the age of 75. The Trustees review the Fund’s Retirement Policy from time to time and may make changes as deemed appropriate.

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Trustee Ownership of Fund Shares

The following table shows the dollar range of shares beneficially owned by each Trustee in the Trust as of December 31, 2022:

Name of Trustee	Dollar Range of Shares owned by Trustee in the Fund*	Aggregate Dollar Range of All Funds in the Trust Overseen by Trustee
Neal J. Andrews**	None	None
Thomas J. Abood	None	$10,001 - $50,000
John A. DeTore	None	Over $100,000
Rick A. Pederson	None	Over $100,000
James A. Smith	None	Over $100,000
Janice Teague	None	Over $100,000
Lloyd “Chip” Voneiff	None	$10,001 - $50,000

*	Because the Fund is newly organized, none of the Trustees has any beneficial ownership of Fund shares as of the date of this SAI.
**	Mr. Andrews was appointed to serve as an Independent Trustee of the Trust on May 17, 2023.

Also, as of July 31, 2023 none of the Independent Trustees owns shares or has an equity interest in the Adviser, Northern Lights Distributors, Inc., the Fund’s principal underwriter, or any affiliate thereof.

Each Independent Trustee receives an annual fee of $34,000 plus $4,000 for each in-person quarterly Board meeting attended, $2,000 for the annual in-person investment contract renewal Board meeting attended, $1,000 for each Nominating and Governance Committee meeting attended, $1,000 for each Audit Committee meeting attended and $1,000 for each Investment Review Committee meeting attended. Each Trustee is reimbursed for expenses incurred in attending meetings. The Chair of the Board is entitled to receive an additional $1,500 for each Board meeting attended and the Chair of the Nominating and Governance Committee, Investment Review Committee and Audit Committee are each entitled to receive an additional $1,000 for each Committee meeting attended. In the event a formal special meeting is necessary which is held by telephone, the meeting fee is $1,000 per Trustee. The Trustees have appointed a Chief Compliance Officer who is also the Treasurer of the Trust and an employee of the Adviser. The following chart provides certain information about the Trustee and Chief Compliance Officer fees paid by the Trust for the fiscal year ended December 31, 2022:

Name of Person/Position	Aggregate Compensation from the Trust	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Aggregate Compensation from the Fund Complex(1)
Thomas J. Abood Trustee	$62,000	-	$62,000
Neal J. Andrews(2)	$0	-	$0
John A. DeTore, Trustee	$62,000	-	$62,000
Rick A. Pederson, Trustee	$58,000	-	$58,000
James A. Smith, Trustee	$56,000	-	$56,000
Janice M. Teague, Chairperson/Trustee	$64,000	-	$64,000
Lloyd “Chip” Voneiff	$60,000		$60,000
Jasper R. Frontz, Chief Compliance Officer	$140,000	-	$140,000

(1)	The Fund Complex includes funds with a common investment adviser or sub-advisor which is an affiliated person. As of December 31, 2022, there were twenty-eight funds in the Fund Complex: the fourteen Segall Bryant & Hamill Funds offered to the public, Columbia Variable Portfolio Partners Small-Cap Value Fund, iMGP SBH Focused Small Value Fund, JNL Multi-Manager Small
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Cap Growth Fund, and Mainstay VP Small Cap Growth Portfolio which are also advised by Segall Bryant & Hamill, LLC; Barrett Growth Fund and Barrett Opportunity Fund, advised by Barrett Asset Management, LLC; Cabana Target Drawdown 5 ETF, Cabana Target Drawdown 7 ETF, Cabana Target Drawdown 10 ETF, Cabana Target Drawdown 13 ETF, Cabana Target Drawdown 16 ETF, Cabana Target Leading Sector Conservative ETF, Cabana Target Leading Sector Moderate ETF, and Cabana Target Leading Sector Aggressive ETF, advised by The Cabana Group, LLC.
(2)	Mr. Andrews was appointed to serve as an Independent Trustee of the Trust on May 17, 2023.

Each Trustee is entitled to participate in the Trust’s Deferred Compensation Plan (the “Plan”). Under the Plan, a Trustee may elect to have his deferred fees treated as if they had been invested by the Trust at a money market fund rate of return or at a rate based on the performance of the Trust shares and the amount paid to the Trustees under the Plan will be determined based upon the performance of such investments. Deferral of Trustees’ fees will not obligate the Trust to retain the services of any Trustee or obligate a portfolio to any level of compensation to the Trustee. The Trust may invest in underlying securities without shareholder approval. The balance in the Deferral Plan as of December 31, 2022 is $718,648.

The Adviser receives compensation as the investment advisor and co-administrator. Mr. Frontz, Treasurer and Chief Compliance Officer of the Trust, and Ms. Goldhaber, President of both the Trust and the Adviser, are employees of the Adviser.

Ultimus Fund Solutions, LLC, (“Ultimus”), of which Ms. Leamer and Ms. Bull are employees, receives compensation as co-administrator, bookkeeping and pricing agent, and shareholder telephone servicing agent to the Trust and its affiliate, NLD, serves as distributor to the Trust.

Except for Mr. Frontz, no employee of Ultimus, NLD or the Adviser receives any compensation from the Trust for acting as an officer or Trustee.

Shareholder and Trustee Liability

Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable as partners for the obligations of the trust. However, the Amended and Restated Declaration of Trust provides that shareholders shall not be subject to any personal liability in connection with the assets of the Trust for the acts or obligations of the Trust, and that every note, bond, contract, order or other undertaking made by the Trust shall contain a provision to the effect that the shareholders are not personally liable thereunder. The Amended and Restated Declaration of Trust provides for indemnification out of the trust property of any shareholder held personally liable solely by reason of his or her being or having been a shareholder and not because of his or her acts or omissions or some other reason. The Amended and Restated Declaration of Trust also provides that the Trust shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Trust, and shall satisfy any judgment thereon. Thus, the risk of a shareholder’s incurring financial loss on account of shareholder liability is limited to circumstances in which the Trust itself would be unable to meet its obligations.

The Amended and Restated Declaration of Trust further provides that all persons having any claim against the Trustees or the Trust shall look solely to the Trust property for payment; that no Trustee, officer or agent of the Trust shall be personally liable for or on account of any contract, debt, tort, claim, damage, judgment or decree arising out of or connected with the administration or preservation of the Trust property or the conduct of any business of the Trust; and that no Trustee shall be personally liable to any person for any action or failure to act except by reason of his or her own bad faith, willful misfeasance, gross negligence or reckless disregard of his or her duties as Trustee. With the exception stated, the Amended and Restated Declaration of Trust provides that a Trustee is entitled to be indemnified against all liabilities and expense reasonably incurred by him in connection with the defense or disposition of any proceeding in which he may be involved or with which he may be threatened by reason of his being or having been Trustee, and that the Trustees will indemnify representatives and employees of the Trust to the same extent that Trustees are entitled to indemnification.

Investment Adviser

The Adviser serves as investment adviser to the Fund pursuant to an Advisory Agreement. The Adviser is a Delaware limited liability company. The Adviser is wholly owned by CI Financial Corp. through its Corient Holdings Inc entity.

In the Advisory Agreement, the Adviser has agreed to provide a continuous investment program for the Fund and to pay all expenses incurred by it in connection with its advisory activities, other than the cost of securities and other investments, including brokerage commissions and other transaction charges, if any, purchased or sold for the Fund.

The initial term of the Advisory Agreement is two years. A discussion regarding the basis for the Board’s approval of the Advisory Agreement will be included in the Fund’s semi-annual report to shareholders for the fiscal year ended December 31, 2023.

The management fee to be paid by the Fund, pursuant to the terms set forth in the advisory agreements is 0.55%.

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Segall Bryant & Hamill, LLC has contractually agreed to waive a portion of its management fees and/or administration fees and/or reimburse additional other expenses (not including acquired fund fees and expenses, taxes, brokerage expenses, and extraordinary expenses) so that the ratio of expenses to average net assets as set forth in the Financial Highlights will not exceed the following amounts until at least April 30, 2025 (as a % of average daily net assets) (“Total Annual Fund Operating Expense Limits”). The Fund’s Total Annual Operating Expense Limits for the Fund is 0.65%.

The Adviser manages other investment management accounts in addition to the Fund. Each account managed by the Adviser has its own investment objective and policies and is managed accordingly by a particular team of portfolio managers. As a result, from time to time two or more accounts, even if managed by the same team, may pursue divergent investment strategies with respect to investments or categories of investments.

The Agreement provides that the Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with its performance of services pursuant to the Advisory Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its duties or from its reckless disregard of its duties and obligations under the Advisory Agreement.

The Adviser, as co-administrator, also provides administrative services to the Fund pursuant to an Administration Agreement and has agreed to pay all expenses incurred by it in connection with its administrative activities.

Distributor

Northern Lights Distributors, LLC (the “Distributor”), located at 4221 North 203rd Street, Suite 100, Elkhorn, Nebraska 68022, is the distributor of Creation Units for the Fund. The Distributor is a registered broker-dealer and member of the Financial Industry Regulatory Authority, Inc. (“FINRA”).

The Distributor is obligated to sell the shares of the Fund on a reasonable effort basis only against purchase orders for the shares. Shares of the Fund are offered on a continuous basis. As the Fund recently commenced operations, it does not have any payments for these services to report.

Administrator and Fund Accountant

Ultimus, located at 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, serves as the Administrator and fund accountant (the “Fund Accountant”) to the Fund pursuant to a Master Services Agreement.

As Administrator, Ultimus assists in supervising all operations of the Fund (other than those performed by the Adviser under the Advisory Agreement). Ultimus has agreed to perform or arrange for the performance of the following services (under the Master Services Agreement, Ultimus may delegate all or any part of its responsibilities thereunder):

• prepares and assembles reports required to be sent to the Fund’s shareholders and arranges for the printing and dissemination of such reports;
• assembles reports required to be filed with the SEC and files such completed reports with the SEC;
• files the Fund’s federal income and excise tax returns and the Fund’s state and local tax returns;
• assists and advises the Fund regarding compliance with the 1940 Act and with its investment policies and limitations; and
• makes such reports and recommendations to the Board as the Board reasonably requests or deems appropriate.

As Fund Accountant, Ultimus maintains the accounting books and records for the Fund, including journals containing an itemized daily record of all purchases and sales of portfolio securities, all receipts and disbursements of cash and all other debits and credits, general and auxiliary ledgers reflecting all asset, liability, reserve, capital, income and expense accounts, including interest accrued and interest received, and other required separate ledger accounts. Ultimus also maintains a monthly trial balance of all ledger accounts; performs certain accounting services for the Fund, including calculation of the NAV per share, calculation of the dividend and capital gain distributions, reconciles cash movements with the custodian, verifies and reconciles with the custodian all daily trade activities; provides certain reports; obtains dealer quotations or prices from pricing services used in determining NAV; and prepares an interim balance sheet, statement of income and expense, and statement of changes in net assets for the Fund.

Ultimus receives fees from the Fund for its services as Administrator and Fund Accountant, and is reimbursed for certain expenses assumed pursuant to the Master Services Agreement.

The Master Services Agreement between the Trust, on behalf of the Fund, and Ultimus, unless otherwise terminated as provided in the Master Services Agreement, is renewed automatically for successive one-year periods after the initial term.

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CUSTODIAN AND TRANSFER AGENT

Brown Brothers Harriman (“BBH”) (the “Custodian”), with principal offices at 50 Post Office Square, Boston, MA 02110, serves as custodian of the assets of the Funs pursuant to a custody agreement (the “Custody Agreement”). Under the Custody Agreement, the Custodian has agreed to hold the Fund’s assets in safekeeping and collect and remit the income thereon, subject to the instructions of the Fund. The Custodian may, at its own expense, open and maintain a custody account or accounts on behalf of any Fund with other banks or trust companies, provided that the Custodian shall remain liable for the performance of all of its duties under the Custody Agreement notwithstanding any delegation. Under the Custody Agreement, the Custodian receives from the Trust a fee based primarily on the assets and transactions of the Fund subject to an overall minimum. BBH also serves as the Fund’s Transfer Agent. As the Fund recently commenced operations, it does not have any payments for these services to report.

BBH, pursuant to a written agreement with the Trust, on behalf of the Funds, serves as transfer, dividend disbursing, and shareholder servicing agent for the Funds (the “Transfer Agent”). Under the agreement, the Transfer Agent is responsible for administering and performing transfer agent functions, dividend distribution, shareholder administration, and maintaining necessary records in accordance with applicable rules and regulations.

PORTFOLIO MANAGERS

As of July 31, 2023, the following tables summarize the other investment activities of the portfolio manager.

		Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Suresh Rajagopal	Number of Other Accounts Managed	0	0	24

	Assets in Other Accounts Managed	0	0	$16.9 million

Description of Material Conflicts of Interest

The Adviser has identified several potential conflicts of interest, including:

• SBH portfolio managers may have day-to-day management responsibilities with respect to more than one fund or other account with conflicting investment strategies and/or different fee arrangements, including performance-based fees, which may create potential conflicts of interest relating to the allocation of investment opportunities, and the aggregation and allocation of trades.
• Certain SBH equity strategies utilize soft dollar transactions which benefit SBH’s research efforts by allocating a portion of client’s trade commissions to brokers with whom SBH has a commission sharing arrangement (“CSA”).
• SBH employees’ compensation structure, personal trading activities, as well as receipt of gifts and entertainment may create conflicts with employees’ fiduciary duty to its clients.
• SBH may have conflicts of interest related to proxy voting on behalf of its clients.

While there is no guarantee that such policies and procedures will be effective in all cases, the Adviser has implemented various policies and procedures and internal controls, including adopting a Code of Ethics, which it believes are reasonably designed to mitigate these potential conflicts of interest.

The Adviser is a wholly owned subsidiary of CI Financial Corp through its Corient Holdings Inc entity. The Adviser operates autonomously from Corient Holdings Inc in terms of its investment research and portfolio management services provided to its clients.

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Segall Bryant & Hamill Funds Portfolio Manager Compensation Structure Disclosure

The Adviser’s goal is to create an environment that promotes stability and ensures the alignment of employee incentives with clients’ interests. Compensation for investment professionals generally consists of base salary, profit sharing, and potential incentive compensation.

Investment professionals are paid a salary that is competitive with industry standards, along with a team-based incentive bonus based on revenues derived from the Adviser’s strategies. Individual incentive allocation is merit based as determined by the portfolio manager, with final approval from the Chief Executive Officer of the Adviser.

The Adviser believes that revenue-based compensation encompasses all aspects of the overall results we deliver to our clients, including investment performance.

Portfolio managers may also participate in a defined contribution retirement plan, which includes normal matching provisions in accordance with applicable tax regulations.

EXPENSES

Operating expenses borne by the Fund include taxes, interest, fees and expenses of its Trustees and officers, SEC fees, state securities qualification fees, advisory fees, administrative fees, charges of the Fund’s custodian, shareholder services agent and accounting services agent, certain insurance premiums, outside auditing and legal expenses, costs of preparing and printing prospectuses for regulatory purposes and for distribution to existing shareholders, costs of shareholder reports and meetings and any extraordinary expenses. The Fund also pay for brokerage fees, commissions and other transaction charges (if any) in connection with the purchase and sale of portfolio securities.

DISCLOSURE OF FUND PORTFOLIO HOLDINGS

The Board has adopted a policy regarding the disclosure of information about the Fund’s security holdings.

The Fund’s entire portfolio holdings are publicly disseminated each day that the Fund is open for business through financial reporting and news services including publicly available internet websites. In addition, the composition of the in-kind creation basket and the in-kind redemption basket, is publicly disseminated daily prior to the opening of the Exchange via the NSCC. Greater than daily access to information concerning the Fund’s portfolio holdings will be permitted (i) to certain personnel of service providers to the Fund involved in portfolio management and providing administrative, operational, risk management, or other support to portfolio management, and (ii) to other personnel of the Fund’s service providers who deal directly with, or assist in, functions related to investment management, administration, custody and fund accounting, as may be necessary to conduct business in the ordinary course in a manner consistent with the Trust’s exemptive relief, agreements with the Fund, and the terms of the Trust’s current registration statement. From time to time, and in the ordinary course of business, such information may also be disclosed (i) to other entities that provide services to a Fund, including pricing information vendors, and third parties that deliver analytical, statistical or consulting services to a Fund and (ii) generally after it has been disseminated to the NSCC. Each Fund will also disclose its complete portfolio holdings in public filings with the SEC on a quarterly basis, based on the Fund’s fiscal year-end, within 60 days of the end of the quarter, and will provide that information to shareholders, as required by federal securities laws and regulations thereunder. No person is authorized to disclose any of a Fund’s portfolio holdings or other investment positions (whether in writing, by fax, by e-mail, orally, or by other means) except in accordance with this policy. The Trust’s Chief Compliance Officer may authorize disclosure of portfolio holdings. The Board reviews the implementation of this policy on a periodic basis.

In addition to the categories of persons and names of persons described above who may receive nonpublic information, brokers executing portfolio trades on behalf of the Fund may receive nonpublic holdings information in connection with such trades.

The Adviser manages accounts in addition to the Fund as previously disclosed in the section titled “Portfolio Managers.” The Adviser may also contract to provide certain institutional style model portfolios to third parties for a management fee. Although separate from the Fund, these accounts and model portfolios may be managed in an investment style similar to the Fund and thus may have similar portfolio holdings, which are accessible by authorized individuals earlier than the Fund’s holdings disclosure policy.

Neither the Fund nor its Adviser shall receive any compensation or other consideration in connection with the disclosure of information about portfolio securities. Only the Fund’s President and Treasurer may authorize the disclosure of information about portfolio securities that deviates from the policy described above which will be disclosed to the Board at its next regularly scheduled meeting. The Adviser has concluded that this policy does not present conflicts between the best interests of the Fund’s shareholders and the Adviser. This policy is subject to annual review by the Board.

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INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND FINANCIAL STATEMENTS

Cohen & Company, Ltd., (“Cohen”), with principal offices at 1350 Euclid Ave., Suite 800, Cleveland, Ohio 44115, serves as Independent Registered Public Accounting Firm of the Trust.

COUNSEL

Davis Graham & Stubbs LLP, 1550 17th Street, Suite 500, Denver, Colorado 80202, serves as counsel to the Trust and will pass upon certain legal matters relating to the Fund.

CODES OF ETHICS

The Trust, the Adviser and NLD have adopted codes of ethics pursuant to Rule 17j-1 under the 1940 Act that permit investment personnel subject to their particular codes of ethics to invest in securities, including securities that may be purchased or held by the Fund, for their own accounts. The codes of ethics are on public file with, and available from, the SEC Internet site at www.sec.gov.

As indicated in the Prospectus, the Adviser permits investment and other personnel to purchase and sell securities for their own accounts, including securities that may be held by the Fund, in accordance with the Adviser’s policy regarding personal investing by members, officers and employees of the Adviser. The Adviser policy requires all members, officers and employees to pre-clear all transactions in securities not otherwise exempt under the policy. In addition to pre-clearance, the policy subjects members, officers and employees of the Adviser to various trading restrictions and reporting obligations. All reportable transactions are reviewed for compliance with the Adviser’s policy. The provisions of the policy are administered by and subject to exceptions authorized by the Adviser.

PROXY VOTING POLICIES AND PROCEDURES

The Board has adopted the Adviser’s proxy voting policies and procedures, which sets forth the guidelines to be utilized by the Adviser in voting proxies for the Fund. To execute this responsibility, the Adviser relies heavily on its subscription to Institutional Shareholder Services (ISS). A summary of the Adviser’s proxy voting policy and procedures is attached hereto as Appendix B and is incorporated herein by reference. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge at www.sbhfunds.com/ETF/SelectEquity and on the SEC Internet site at www.sec.gov.

ADDITIONAL INFORMATION ON PERFORMANCE CALCULATIONS

From time to time, the yields, tax-equivalent yields, effective yields and the total return (before taxes) of the Fund may be quoted in newsletters, advertisements and other publications that may include comparisons of the Fund’s performance with the performance of various indices and investments for which reliable performance data are available and to averages, performance rankings or other information compiled by recognized mutual fund statistical services. Performance information is generally available by calling Ultimus at (800) 836-4265.

Any fees charged by your Service Organization directly to your account in connection with an investment in the Fund will not be included in the Fund’s calculations of yield and/or total return.

Performance quotations of the Fund represent its past performance, and you should not consider them representative of future results. The investment return and principal value of an investment in the Fund will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Because performance will fluctuate, you cannot necessarily compare an investment in Fund shares with bank deposits, savings accounts and similar investment alternatives that often provide an agreed or guaranteed fixed yield for a stated period of time.

MISCELLANEOUS

As used in this SAI, a “majority of the outstanding shares” of the Fund or a class of shares means, with respect to the approval of an investment advisory agreement, a distribution plan or as a change in a fundamental investment policy, the lesser of (1) 67% of the shares of the particular Fund or class represented at a meeting at which the holders of more than 50% of the outstanding shares of such Fund or class are present in person or by proxy, or (2) more than 50% of the outstanding shares of such Fund or class.

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Appendix A

Summary of Segall Bryant & Hamill, LLC’s Proxy Voting Policy

The Board has delegated responsibility for decisions regarding voting for securities held by the Fund to the Fund’s Adviser. The Adviser relies on a third-party vendor, Institutional Shareholder Services (“ISS”), to research, vote and record all proxy ballots for the security positions maintained on clients’ behalf and for which the Adviser has voting authority. Annually, the Adviser reviews ISS’ independence and its Proxy Voting Guidelines. The Adviser follows ISS’ General Guidelines on most issues for shareholder votes.

In the rare instance when a portfolio manager or analyst believes that an ISS recommendation would be to the detriment of the Adviser’s investment clients, the Adviser can and will override ISS’ recommendation through a manual vote. If more than one investment team or Wealth Management portfolio manager holds the security, the decision to override should be authorized by a member of each investment team or the Wealth Management portfolio manager. The final authorization to override an ISS recommendation must be approved by the Chief Compliance Officer (CCO) or Chief Executive Officer (CEO) of the Adviser. A written record supporting the decision to override the ISS recommendation will be maintained.

Generally, for stocks traded on foreign exchanges, the Adviser will exercise its voting authority. However, if the Adviser believes that by voting, a client will incur excessive expense or that a lack of liquidity of a stock may be an issue or for any other reason that seeks to optimize the benefit to the client, the Adviser may not exercise its voting authority after considering all relevant factors.

For any matters subject to proxy vote for mutual funds in which the Adviser is an affiliated party, the Adviser will vote on behalf of clients invested in such mutual funds in accordance with ISS recommendations, with no exceptions.

Client information is automatically recorded in ISS’ system for recordkeeping. ISS provides the necessary reports for the Trust to prepare its Form N-PX annually.

You may obtain a copy of the Trust’s and the Adviser’s proxy voting policy by calling (800) 836-4265 or by writing to Segall Bryant & Hamill Funds at 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246. A copy of the policies will be mailed to you within three days of receipt of your request. You may also obtain a copy of the policies from the Fund’s documents filed with the SEC, which are available on the SEC’s website at www.sec.gov. The actual voting records relating to portfolio securities during the most recent 12-month period ended June 30 are filed by the Fund with the SEC on Form N-PX. The Fund’s proxy voting record is also available to shareholders free of charge upon request by calling or writing the Fund as described above.

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